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                                                                   Exhibit 10.11

                                                                  EXECUTION COPY

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                            MIAMI CRUISELINE SERVICES

                                 HOLDINGS I B.V.

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                             SHAREHOLDERS AGREEMENT

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                         DATED AS OF SEPTEMBER 17, 1998

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                                TABLE OF CONTENTS

                                                                                                               Page

Recitals .....................................................................................................    1

1.       EFFECTIVENESS; DEFINITIONS ..........................................................................    2
                  1.1    Closing .............................................................................    2
                  1.2    Definitions .........................................................................    2

2.       VOTING AND WAIVER AGREEMENT .........................................................................    3
                  2.1  Initial Board .........................................................................    3

                  2.2    Election of Directors ...............................................................    3

                  2.3    Significant Transactions ............................................................    3

                  2.4    Seats on Board of Directors .........................................................    3

                  2.5  The Company ...........................................................................    4

                  2.6  Approval of Transfers .................................................................    4

                  2.7  Amendment of Articles .................................................................    4

                  2.8  Preemptive Rights .....................................................................    4

                  2.9  Good Faith ............................................................................    4

                  2.10  Levine Vote ..........................................................................    5

                  2.11  Waiver of Offer; Appraisal ...........................................................    5

                  2.12  Management Representative ............................................................    5

                  2.13  Lender Rights ........................................................................    5

                  2.14  [Reserved] ...........................................................................    6

                  2.17  Period ...............................................................................    6


3.       GENERAL TRANSFER PROVISIONS; "TAG ALONG" RIGHTS, "DRAG ALONG"

         OBLIGATIONS AND RIGHT OF FIRST OFFER ................................................................    6
                  3.1    Tag Along ...........................................................................    6
                                    3.1.1.    Notice .........................................................    7

                                    3.1.2.    Exercise .......................................................    7

                                    3.1.3.    Reduction of Shares Sold .......................................    7

                                    3.1.4.    Irrevocable Offer ..............................................    8

                                    3.1.5.    Additional Compliance ..........................................    8

                                    3.1.6.    Excluded Transactions ..........................................    9

                  3.2  Drag Along ............................................................................   10






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
                                    3.2.1.    Exercise .......................................................   10
                  3.3  Miscellaneous .........................................................................   10

                                    3.3.1.    Certain Legal Requirements .....................................   10

                                    3.3.2.    Further Assurances .............................................   11

                                    3.3.3.    Certain Determinations .........................................   12

                                    3.3.4.    Expenses .......................................................   12

                                    3.3.5.    Closing ........................................................   12

                  3.4  Right of First Offer ..................................................................   13

                                    3.4.1.  Notice; Offer ....................................................   13

                                    3.4.2.    Exercise .......................................................   13

                                    3.4.3.  Excluded Transactions ............................................   14

                  3.5  Period ................................................................................   15

4.       SUBSCRIBER AND MANAGEMENT TRANSFER RIGHTS ...........................................................   15
                  4.1  Transfers to Immediate Family .........................................................   16

                  4.2  Transfer Upon Death ...................................................................   16

                  4.3  Other Permitted Transfers .............................................................   16

                                    4.3.1.    Investors and Company ..........................................   16

                                    4.3.2.    Calls ..........................................................   16

                                    4.3.3.    Tag Alongs, Drag Alongs, Right of First Refusal, etc ...........   16

                                    4.3.4.    Sales to Public ................................................   17

                  4.4  Period ................................................................................   17

5.       OPTIONS TO PURCHASE SHARES ..........................................................................   17
                  5.1  Call Options ..........................................................................   17

                                    5.1.1.    Termination ....................................................   17

                                                     5.1.1.1  Termination due to Death or Disability or
                                            by Company without Cause .........................................   17

                                                     5.1.1.2    Termination by Company for Cause .............   18
                                    5.1.2.    Cash Payments ..................................................   19
                                    5.1.3.    Notices, etc ...................................................   20

                  5.2  Closing ...............................................................................   20
                  5.3  Period ................................................................................   20

6.       CERTAIN ISSUANCES AND TRANSFERS, ETC ................................................................   20
                  6.1    Transfers to Permitted Transferees ..................................................   20

                  6.2    Other Transfers and Issuances .......................................................   21

                  6.3    Certain Issuances and Redemptions ...................................................   21







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
7.       PREEMPTIVE RIGHT ....................................................................................   21
                  7.1  Right of Participation ................................................................   21

                                    7.1.1.    Offer ..........................................................   21
                                    7.1.2.    Exercise .......................................................   22

                                                     7.1.2.1    General ......................................   22
                                                     7.1.2.2    Irrevocable Acceptance .......................   23
                                                     7.1.2.3    Time Limitation ..............................   23

                                    7.1.3.    Other Securities ...............................................   23

                                    7.1.4.    Certain Legal Requirements .....................................   24

                                    7.1.5.    Further Assurances .............................................   24

                                    7.1.6.    Expenses .......................................................   25

                                    7.1.7.    Closing ........................................................   25

                  7.2  Excluded Transactions .................................................................   25
                  7.3  Period ................................................................................   26

8.       REMEDIES ............................................................................................   26
                  8.1    Generally ...........................................................................   26
                  8.2    Deposit .............................................................................   26

9.       REGISTRATION RIGHTS .................................................................................   27
                  9.1  Demand Registration Rights ............................................................   27

                                    9.1.1.  Investor Shares ..................................................   27
                                                     9.1.1.1  Form ...........................................   28

                                    9.1.2.  Subscriber Shares ................................................   28
                                                     9.1.2.1  Form ...........................................   30

                                    9.1.3.  Lender Shares ....................................................   30
                                                     9.1.3.1  Form ...........................................   31

                                    9.1.4.  Payment of Expenses ..............................................   32
                                    9.1.5.  Additional Procedures ............................................   32

                  9.2  Piggyback Registration Rights .........................................................   32
                                    9.2.1.  Piggyback Registration ...........................................   32

                                                     9.2.1.1  General ........................................   32
                                                     9.2.1.2  Excluded Transactions ..........................   33

                                    9.2.2.  Payment of Expenses ..............................................   33
                                    9.2.3.  Additional Procedures ............................................   33

                  9.3  Certain Other Provisions ..............................................................   34

                                    9.3.1.  Underwriter's Cutback ............................................   34

                                    9.3.2.  Other Actions ....................................................   35

                                    9.3.3.  Selection of Underwriters and Counsel ............................   37






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
                                    9.3.4.  LockUp ...........................................................   38
                  9.4  Indemnification and Contribution ......................................................   38

                                    9.4.1.  Indemnities of the Company .......................................   38

                                    9.4.2.  Indemnities to the Company .......................................   40

                                    9.4.3.  Indemnification Procedures .......................................   40

                                    9.4.4.  Contribution .....................................................   41

                                    9.4.5.  Limitation on Liability of Holders of Registrable Securities .....   42

10.      AMENDMENT, TERMINATION, ETC .........................................................................   42
                  10.1    Oral Modifications .................................................................   42

                  10.2    Written Modifications ..............................................................   42

                  10.3    Termination ........................................................................   42


11.      DEFINITIONS .........................................................................................   42
                  11.1    Certain Matters of Construction ....................................................   43

                  11.2    Cross Reference Table ..............................................................   43

                  11.3    Certain Definitions ................................................................   44

                                    11.3.1.    "Affiliate" ...................................................   44

                                    11.3.2.    "Affiliated Fund" .............................................   45

                                    11.3.3.    "Cash Equivalents" ............................................   45

                                    11.3.4.    "Cause" .......................................................   45

                                    11.3.5.    "Change of Control" ...........................................   45

                                    11.3.6.    "Competitor" ..................................................   45

                                    11.3.7.    "Convertible Securities" ......................................   46

                                    11.3.8.    "Cost" ........................................................   46

                                    11.3.9.    "Equivalent Shares" ...........................................   46

                                    11.3.10.    "Equivalent Value" ...........................................   46

                                    11.3.11.    "Exchange Act" ...............................................   46

                                    11.3.12.    "Fair Market Value" ..........................................   46

                                    11.3.13.    "Initial Public Offering" ....................................   46

                                    11.3.14.    "Investor Shares" ............................................   46

                                    11.3.15.    "Lender Shares" ..............................................   46

                                    11.3.16.    "Majority Investors" .........................................   46

                                    11.3.17.    "Management Shares" ..........................................   46

                                    11.3.18.    "Members of the Immediate Family" ............................   47

                                    11.3.19.    "Options" ....................................................   47

                                    11.3.20.   "Permitted Transferee" ........................................   47

                                    11.3.21.    "Person" .....................................................   47






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
                                    11.3.22.    "Price Per Equivalent Share" .................................   47

                                    11.3.23.    "Public Offering" ............................................   47

                                    11.3.25.    "Regulation D" ...............................................   47

                                    11.3.26.    "Rule 144" ...................................................   48

                                    11.3.27.    "Rule 145 Transaction" .......................................   48

                                    11.3.28.    "Securities Act" .............................................   48

                                    11.3.29.   "Subscriber Shares" ...........................................   48

                                    11.3.30.   "Shares" ......................................................   48

                                    11.3.31.    "Termination Event" ..........................................   48

                                    11.3.32.    "Transfer" ...................................................   48


12.      CERTAIN OTHER MATTERS ...............................................................................   48
                  12.1  Fees and Expenses ....................................................................   48

                  12.2  Corporate Opportunities ..............................................................   48

                  12.3  Reporting ............................................................................   49

                  12.4  Lender Review ........................................................................   49


13.      MISCELLANEOUS .......................................................................................   49
                  13.1    Authority; Effect ..................................................................   49

                  13.2    Notices ............................................................................   49

                  13.3    Binding Effect, etc ................................................................   50

                  13.4    Descriptive Headings ...............................................................   50

                  13.5    Counterparts .......................................................................   50

                  13.6    Severability .......................................................................   51


14.      GOVERNING LAW, ARBITRATION ..........................................................................   51
                  14.1    Governing Law ......................................................................   51
                  14.2    Arbitration ........................................................................   51

                                    14.2.1.    Generally .....................................................   51
                                    14.2.2.    Place of Arbitration ..........................................   51
                                    14.2.3.    Recourse to Courts ............................................   52

                  14.3    Reliance ...........................................................................   52


15.      TERMINATION .........................................................................................   52
                  15.1    Termination ........................................................................   52



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                             SHAREHOLDERS AGREEMENT

         This Shareholders Agreement (the "Agreement") is made as of September 17 , 1998 by and among:

          (i) Miami Cruiseline Services Holdings I B.V., a Dutch private company with limited liability (the "Company");

         (ii)     Berkshire Cruise Holdings LLC (the "Investor");

         (iii) Philip Levine ("Levine"), Jerry Chafetz ("Chafetz") and The Gerald Robins Revocable Trust 8/3/94, The Craig Robins Revocable Trust 8/3/94, and The Scott Robins Revocable Trust 8/3/94 (the "Trusts", and collectively with Levine and Chafetz, the "Subscribers");

         (iv)     J. P. Miquel (the "Management Investors");

         (v)      Berkshire Partners LLC (the "Interim Purchaser"); and

         (vi) New York Life Insurance Company, American Home Assurance Company and The Northwestern Mutual Life Insurance Company (the "Lenders" and collectively with the Investor, the Subscribers the Management Investors and the Interim Purchaser, the "Shareholders").

                                    Recitals

         1. Pursuant to one or more subscription agreements, the Investor has agreed to purchase 19,649 shares of the Company's common stock, par value of NLG
1.00 per share (the "Common Stock") which will cause its total holdings at Closing to be 59,649 shares.

         2. On or about the date hereof, pursuant to the Stock Subscription and Exchange Agreement dated as of August 27, 1998 (the "Exchange Agreement") among the Company and the Subscribers, the Subscribers will receive consideration including shares of Common Stock.

         3. Pursuant to one or more subscription agreements, the Lenders have agreed to purchase 9,999 shares of Common Stock.

         4. Pursuant to a subscription agreement, the Interim Purchaser has agreed to purchase 1,663 shares of Common Stock.

         5. Pursuant to one or more subscription agreements, the Management Investors have agreed to purchase 1,039 shares of Common Stock.

         6. Certain members of management may in the future acquire shares of Common Stock.

         7. Pursuant to one or more stock options, certain employees of the Company have been or may be granted certain options ("Options") by the Company to acquire shares of Common Stock.

         8. The number of shares of Common Stock held by the Shareholders on the date on which this Agreement is executed is set forth on Schedule 1 hereto.

         9. The parties believe that it is in the best interests of the Company and the Shareholders to: (i) provide that the Shares shall be transferable only upon compliance with the terms hereof; (ii) provide the Company with certain rights and obligations with respect to the purchase of the Shares under certain circumstances; (iii) provide for certain rights and obligations with respect to the election of directors of the Company; (iv) provide for certain rights and obligations with respect to the voting of shares; and (v) set forth their agreements on certain other matters.

                                    Agreement

         Therefore, the parties hereto hereby agree as follows:

1.       EFFECTIVENESS; DEFINITIONS.

         1.1 Closing. This Agreement shall become effective upon consummation of the closing (the "Closing") under the Share Purchase Agreement between Viad Corand Cruise Line Holdings Co. dated July 31, 1998 and the Exchange
Agreement.

         1.2 Definitions. Certain terms are used in this Agreement as specifically defined herein. These definitions are set forth or referred to in
Section 11 hereof.



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2.       VOTING AND WAIVER AGREEMENT.

         2.1 Initial Board. The initial Board shall be comprised of Bradley Bloom and Randy Peeler, as Class A directors, and Jerry Chafetz, Joel Cutler, David Fialkow, Steve Fischman, Philip Levine, J.Miquel and Leonard
Schlesinger as Class B directors. Bloom, Cutler, Fialkow, Fischman, Peeler, and Schlesinger shall be the initial Investor nominees, Levine and Chafetz the initial Subscriber nominees and Miquel the initial Management nominee, each pursuant to Section 2.1.

         2.2 Election of Directors. Each Shareholder hereby agrees to cast all votes to which such holder is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, to fix the number of Class A and Class B members of the management board of the Company (the "Board") at such number as may be specified from time to time by the Majority Investors. Each Shareholder agrees to vote in favor of the election as directors of the individuals listed in Section 2.1, or their respective replacements as nominated by the Investor, the Subscribers or the Management Investors, as the case may be. The Company's directors shall be elected in accordance with Article 13 of the Company's Articles of Association, as amended.

         2.3 Significant Transactions. Each holder of Shares agrees to vote the Shares held by such holder in the same proportion as Investor Shares are voted by the Majority Investors in connection with any transaction with respect to which the Majority Investors exercise their "drag along" rights in Section 3.2 (including without limitation any merger, recapitalization, consolidation, reorganization, or sale of substantially all the assets of the Company).

         2.4    Seats on Board of Directors.

                           (a) So long as the Subscribers, collectively, hold at
                  least 10% of the Common Stock, Philip Levine and Jerry Chafetz shall each be entitled to hold a Class B seat on the Board or select a successor. In the event either such Board member is suspended, dismissed or removed under Article 13, paragraph 3 of the Articles of Association, while the conditions of the preceding sentence remain satisfied, each holder of Shares shall vote to fill such vacancy with a successor nominated by the respective Subscriber.

                           (b) So long as Greyhound Leisure Services Inc.
                  ("GLSI") is a direct or indirect subsidiary of the Company and J.Miquel remains the Chief Executive Officer of GLSI, J.P. Miquel shall be entitled to hold a Class B seat on the Board. In the event he is suspended, dismissed or removed under
                  Article 13 paragraph 3 of the



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                  Company's Articles of Association, while the conditions of the preceding sentence remain satisfied, each holder of Shares shall vote to fill such vacancy with a successor nominated by Miquel.

         2.5 The Company. The Company agrees not to give effect to any action by any holder of Shares or any other Person which is in contravention of this
Section 2.

         2.6 Approval of Transfers. Each holder of Shares agrees to vote all the Shares held by such holder in any shareholder vote pursuant to Article 11, paragraph 1 of the Articles of Association to permit any Approved Transfer and to disallow any Transfer which is not an Approved Transfer.

         2.7 Amendment of Articles. Prior to an event of termination of this Shareholders Agreement, the closing of a Public Offering or a Change of Control, the Shareholders agree (i) not to amend Article 11, paragraph 1 of the Articles of Association without the vote of the Majority Investors and the majority of Subscriber Shares and (ii) not to amend Article 13 of the Articles of Association to differentiate the voting rights of the Class A and Class B directors. In the event of any such termination, Public Offering or Change of Control, each holder of Shares agrees to vote all the Shares held by such holder to amend Article 11, paragraph 1 of the Articles of Association (to the extent not already amended or deleted by conversion into a N.V.) immediately prior to such event to delete any supermajority requirements for the approval of Transfers.

         2.8 Preemptive Rights. Each holder of Shares agrees to vote all the Shares held by such holder in any shareholder vote pursuant to Article 4 of the Articles of Association to (i) require preemptive rights for any Issuance where
Section 7 of this Agreement requires preemptive rights; and (ii) to exclude preemptive rights for any Issuance exempted from the preemptive right requirement by Section 7.2 hereof. Each holder of Shares agrees not to exercise such holder's preemptive rights under Article 4 of the Articles of Association with respect to any Issuance for which such holder is not entitled to preemptive rights under Section 7 hereof.

         2.9 Good Faith. Each holder of Shares agrees to act in good faith and cast the votes agreed to in this Section 2, whether by written consent, proxy or in person, expeditiously and without delay. If any vote required by this Section 2 is solicited by written consent, each holder of shares agrees to execute and return such vote (including all forms of transmission) by facsimile as soon as possible and in no event later than 10 days from receipt of such solicitation.



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         2.10 Levine Vote. So long as the Subscribers, collectively, hold at least 10% of the Common Stock, no vote pursuant to Section 2.6 hereof will be taken without Philip Levine casting a vote, by written consent, proxy or in person, provided that Philip Levine will not withhold or delay any vote agreed to in this Section 2.

         2.11 Waiver of Offer; Appraisal. Each holder of shares agrees to unconditionally and irrevocably waive any right that he may have under the Articles of Association for a third party offer to be arranged by the Company for the purchase of Shares, the Transfer of which would be prohibited by the Shareholder vote and an independent price determination in relation to any Transfer proposed by such holder of Shares which is not an Approved Transfer. Each holder of Shares acknowledges that such holder has sufficient opportunities under this Agreement to Transfer Shares and notwithstanding any provisions of the Articles of Association, each holder of Shares agrees not to make any Transfer not permitted by this Agreement including, without limitation, pursuant to a deemed approval.

         2.12 Management Representative. J. P. Miquel shall be designated a "Purchaser Representative" to represent each holder of Management Shares. Each holder of Management Shares hereby grants to J. P. Miquel an irrevocable proxy coupled with an interest to vote such holder's Shares with respect to any vote agreed to in this Section 2.

         2.13 Lender Rights. At any time, and from time to time, during which any Lender shall hold any Shares, a representative of each such Lender shall have the right to have its designated representative attend (or, in the case of a telephonic meeting, to listen by telephone to) each meeting of the Board. The Company shall reimburse the reasonably incurred out of pocket expenses incurred by such Lender in attending any such meeting. The Company shall give to the Lenders' purchaser representative:

               (a) prior written notice of each such meeting, to be given no later than the earlier of:

               (i) the date written notice is actually given to the directors;
          and

               (ii) the latest date on which notice may permissibly be given by law;

               (b) within sixty (60) days of each such meeting, copies of the records of proceedings of, or minutes of, such meeting; and

               (c) all information provided to the directors at or prior to such meeting in respect of the matters to be discussed thereat.



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         2.14  [Reserved].

         2.15 Transition of Articles. The Shareholders acknowledge that as soon as practicable after the Closing, the Articles of Association will be amended as set forth in the revised Articles of association delivered at the Closing. All section references to the Articles of Association contained in this Agreement are references to the revised Articles of Association. Prior to the effectiveness of the revised Articles, each holder of Shares agrees to cast all votes and take other actions reasonably required, including the waiver of rights of first refusal, to permit Transfers permitted under this Agreement and not to permit Transfers not permitted under this Agreement.

         2.16 Repurchase of Shares. Each holder of Shares agrees as a continuous obligation that, upon and after the delivery of a Put Notice to Miami Cruiseline Services Holdings II B.V. ("Holdco II") in accordance with, and in compliance with the time periods provided under, the Put Agreements dated as of September 17, 1998 between Holdco II and each of New York Life Insurance Company, The Northwestern Mutual Life Insurance Company and American Home Assurance Company (the "Put Agreements") such holder shall vote its Shares so as to authorize and direct the Company's management board to cause the Company to authorize and direct the management board of Holdco II to effect a purchase of the Shares which are the subject of the Put Notice, at the purchase price for such Shares which is provided under the applicable Put Agreement.

         2.17 Period. The foregoing provisions of this Section 2 shall expire on the earlier of (i) the closing of a Public Offering and (ii) a Change of Control.

         3. GENERAL TRANSFER PROVISIONS; "TAG ALONG" RIGHTS, "DRAG ALONG" OBLIGATIONS AND RIGHT OF FIRST OFFER.

          3.1 Tag Along. No holder of Shares (each such holder if initiating a proposed Transfer, an "Initiating Transferor") shall Transfer for value (a "Sale") any such Shares to any Person (each, a "Prospective Buyer") except in the manner and on the terms set forth in Sections 3 or 4. Any attempted Transfer of Shares not permitted by Sections 3 or 4 shall be deemed null and void, and the Company shall not, to the extent permitted by law, in any way give effect to any such impermissible Transfer. Any Transfer of Shares permitted by Sections 3, 4 and 6 of this Agreement, as such Sections work in conjunction with each other, or required under this Agreement shall be deemed an Approved Transfer.



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



          3.1.1. Notice. After compliance with Section 3.4 hereof, a written notice (the "Tag Along Notice") shall be furnished by all of the Initiating Transferors to each other holder of Shares (the "Tag Along Offerors"). The Tag Along Notice shall include:

               (a) The principal terms of the proposed Sale, including the number of Shares to be purchased from the Initiating Transferors, the percentage of the total number of Shares held by the Initiating Transferors which such number of Shares constitutes (the "Tag Along Sale Percentage"), the maximum and minimum per share purchase price (which minimum price shall be no less than 90% of the maximum price) and the name and address of the Prospective Buyer; and

               (b) An invitation to each Tag Along Offeror to include in the proposed Sale to the Prospective Buyer a number of Shares which shall not in any event exceed the Tag Along Sale Percentage of the total number of Shares held by such Tag Along Offeror on the same terms and conditions, with respect to each Share sold, as the Initiating Transferors shall sell each of their Shares.

          3.1.2. Exercise. Within 45 days after the effectiveness of the Tag Along Notice, each Tag Along Offeror desiring to make an offer to include Shares in the proposed Sale (each a "Participating Seller") shall send a written offer (the "Tag Along Offer") to the Initiating Transferors specifying the number of Shares (not in any event to exceed the Tag Along Sale Percentage of the total number of Shares held by such Participating Seller) which such Participating Seller desires to have included in the proposed Sale. Each Tag Along Offeror who does not accept the Initiating Transferor's invitation to make an offer to include Shares in the proposed Sale shall be deemed to have waived all of his rights with respect to participation in such Sale, and the Initiating Transferors and the Participating Sellers shall thereafter be free to sell to the Prospective Buyer, at a per Share price no greater than the maximum per share price set forth in the Tag Along Notice and on other principal terms which are not materially more favorable to the Initiating Transferors and the Participating Sellers than those set forth in the Tag Along Notice, without any further obligation to such non-accepting Tag Along Offerors.

          3.1.3. Reduction of Shares Sold. The Initiating Transferors shall use all reasonable efforts to obtain the inclusion in the proposed Sale of the entire number of Shares which the Initiating Transferors and each Participating Seller desires to have included in the Sale (as evidenced in the case of the Initiating Transferors by the Tag Along Notice and in the case of each Participating Seller by such Participating Seller's Tag Along Offer). In the event the Initiating Transferors shall be unable to obtain the inclusion in the proposed Sale of such entire number of Shares which each Initiating



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



     Transferor and Participating Seller desires to have included in the Sale, the number of Shares to be sold in the proposed Sale by the Initiating Transferors and each Participating Seller shall be reduced on a pro rata basis according to the proportion which the number of Shares which each such Participating Seller and Initiating Transferor desires to have included in the Sale bears to the total number of Shares desired by all such Initiating Transferors and Initiating Transferor to have included in the Sale.

          3.1.4. Irrevocable Offer. The offer of each Participating Seller contained in his Tag Along Offer shall be irrevocable, and, to the extent such offer is accepted, such Participating Seller shall be bound and obligated to sell in the proposed Sale on the same terms and conditions as set forth in such offer, with respect to each Share sold, as the Initiating Transferor, up to such number of Shares as such Participating Seller shall have specified in his Tag Along Offer; provided, however, that (a) if the Initiating Transferors are unable to obtain the inclusion of at least 50% of the Shares any Participating Seller desires to include in the proposed Sale, such Participating Seller shall be permitted to withdraw the offer contained in his Tag Along Offer and shall be released from his obligations thereunder, (b) if the principal terms of the proposed Sale change with the result that the per Share price shall be less than the minimum per Share price set forth in the Tag Along Notice or the other principal terms shall be materially less favorable to the Initiating Transferors and the Participating Sellers than those set forth in the Tag Along Notice, each Participating Seller shall be permitted to withdraw the offer contained in his Tag Along Offer and shall be released from his obligations thereunder and (c) if at the end of the 90th day following the date of the effectiveness of the Tag Along Notice the Initiating Transferor have not completed the proposed Sale, each Participating Seller shall be released from his obligations under his Tag Along Offer, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to be furnished, and the terms and provisions of this Section 3.1 separately complied with, in order to consummate such Sale pursuant to this
     Section 3.1.

          3.1.5. Additional Compliance. If, prior to consummation, the terms of the proposed Sale shall change with the result that the per Share price shall be greater than the maximum per Share price set forth in the Tag Along Notice or the other principal terms shall be materially more favorable to the Initiating Transferor and the Participating Sellers than those set forth in the Tag Along Notice, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to be furnished, and the terms and provisions of this Section 3.1 separately complied with, in order to consummate such proposed Sale pursuant to this
     Section 3.1.

          3.1.6. Excluded Transactions. Notwithstanding the foregoing no other holder of Shares shall have any right of participation pursuant to the provisions of this Section 3.1 or otherwise with respect to any Transfer:

               (a) to the Investor or an Affiliated Fund within 90 days of the date of this Agreement;

               (b) by the Investor or an Affiliated Fund pro rata to its partners, members or Affiliates of such partners or members within 90 days of the date of this Agreement;

               (c) in an Initial Public Offering or to the public under Rule
          144;

               (d) with respect to which the Majority Investors exercise their "drag along" rights under Section 3.2 of this Agreement;

               (e) in a Sale to the Company pursuant to Sections 4.3.1 or 4.3.2 or a sale to one or more Shareholders pursuant to Sections 4.3.1 or 4.3.2;

               (f) in a Sale of Investor Shares if, after giving effect to such Sale, the initial holders of Investor Shares will continue to own not less than 90% of the shares initially issued to the Investor;

               (g) in a Transfer permitted pursuant to Section 4.1 or 4.2;

               (h) in a Transfer by any holder of Shares to a Member of the Immediate Family of such holder or to a trust, the sole beneficiary of which is the holder or a Member of the Immediate Family of such holder; provided, however, that no such Transfer shall be permitted until such Member of the Immediate Family has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Investor Shares, Subscriber Shares or Management Shares to be received by such Member of the Immediate Family are subject to all the provisions of this Agreement and that such Member of the Immediate Family is bound hereby and a party hereto as a holder of Subscriber Shares or Management Shares, as the case may be; or

               (i) from the Interim Purchaser or any Affiliate to any employee of Greyhound Leisure Services Inc., within 60 days from the date of this Agreement.

               (j) from any Lender to Holders II pursuant to the put right in the Put Agreements.

         3.2 Drag Along. After compliance with the terms of Section 3.4 hereof, each holder of Shares or Options hereby agrees, if requested by the Majority Investors, to sell all of such holder's Shares and Options to a Person other than an Affiliate of the Investor (each, a "Prospective Buyer") in the manner and on the terms set forth in this Section 3.2 in connection with the Sale by the Majority Investors of the total number of Investor Shares held by the Majority Investors; provided, however, that (i) the provisions of this Section
3.2 shall not apply unless the Majority Investors are collectively selling all of the Common Stock then held by the Majority Investors, (ii) the Participating Sellers (as defined below) receive the same type and amount of consideration, fees, payments, etc., on a pro rata basis, as the Majority Investors and (iii) the provisions of this Section 3.2 shall not apply to a Sale to an Affiliated Fund or an Affiliate of either Berkshire Partners LLC or an Affiliated Fund.

                  3.2.1. Exercise. If the Majority Investors elect to exercise their rights under this Section 3.2, a written notice (the "Drag Along Notice") shall be furnished by the Majority Investors to each other holder of Shares and Options. The Drag Along Notice shall set forth the principal terms of the proposed Sale, including the number of Shares to be purchased from the Majority Investors, the consideration (which shall be only in cash or Cash Equivalents) and expected per share price and the name and address of the Prospective Buyer. If the Majority Investors consummate the proposed Sale to which reference is made in the Drag Along Notice, each other holder of Shares and Options (each a "Participating Seller") shall be bound and obligated to sell his Shares in the proposed Sale on the same terms and conditions, with respect to each Share sold, as the Majority Investors shall sell each Investor Share in the Sale. If, at the end of the 90th day following the date of the effectiveness of the Drag Along Notice, the Majority Investors have not completed the Sale, each Participating Seller shall be released from his obligation under the Drag Along Notice, the Drag Along Notice shall be null and void, and it shall be necessary for a separate Drag Along Notice to be furnished and the terms and provisions of this
         Section 3.2 separately complied with, in order to consummate such Sale pursuant to this Section 3.2.

         3.3 Miscellaneous. The following provisions shall be applied to any Sale to which Section 3.1 or 3.2 applies:

                  3.3.1. Certain Legal Requirements. In the event the consideration to be paid in exchange for Shares in the proposed Sale pursuant to Section 3.1 includes any securities and the receipt thereof by a holder of Shares as a Participating Seller would require under applicable law (i) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (ii) the provision to any participant in the Sale of any information other than such information as would be required under Regulation D in an offering made pursuant to Regulation D solely to "accredited investors" as defined in Regulation D, the Majority Investors or Prospective Subscribers, respectively, shall be obligated only to use their reasonable efforts to cause the requirements under Regulation D to be complied with to the extent necessary to permit such Participating Seller to receive such securities, it being understood and agreed that the Majority Investors shall not be under any obligation to effect a registration of such securities under the Securities Act or similar state statutes. Notwithstanding any provisions of this Section 3, if use of reasonable efforts does not result in the requirements under Regulation D being complied with to the extent necessary to permit such Participating Seller to receive such securities, the Majority Investor or Prospective Subscribers, respectively, shall cause to be paid to such Participating Seller in lieu thereof, against surrender of the Shares (in accordance with Section 3.3.5 hereof) which would have otherwise been sold by such Participating Seller to the Prospective Buyer in the Sale, an amount in cash equal to the Equivalent Value of the securities which such Participating Seller would otherwise receive as of the date of the issuance of such securities in exchange for Shares. The obligation of the Majority Investor or Prospective Subscribers, respectively, to use reasonable efforts to cause such requirements to have been complied with to the extent necessary to permit a Participating Seller to receive such securities shall be conditioned on such Participating Seller executing such documents and instruments, and taking such other actions (including, without limitation, if required by the Majority Investor, to the extent that the Participating Seller is not an accredited investor, agreeing to be represented during the course of such transaction by a "purchaser representative" (as defined in Regulation D) in connection with evaluating the merits and risks of the prospective investment and acknowledging that he was so represented), as the Majority Investor or Prospective Subscribers, respectively, shall reasonably request in order to permit such requirements to be complied with. Unless the Participating Seller in question shall have taken all actions reasonably requested by the Majority Investor or Prospective Subscribers, respectively, in order to comply with the requirements under Regulation D, no Participating Seller shall have the right to require the payment of cash in lieu of securities under this
         Section 3.3.1.

                  3.3.2. Further Assurances. Each Participating Seller, whether in his capacity as a Participating Seller, Shareholder, officer or director of the Company, or otherwise shall, to the fullest extent permitted by applicable law, take or cause to be taken all such actions as may be necessary or reasonably desirable in order expeditiously to consummate each Sale pursuant to Section 3.1 or Section 3.2 and any related transactions, including, without limitation, executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; furnishing information and copies of documents; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and otherwise cooperating with the Majority Investor and the Prospective Buyer; provided, however, that the extent to which any Participating Seller shall be obligated to become liable in respect of any representations, warranties, covenants, indemnities or otherwise to the Prospective Buyer shall be governed by the provisions of the immediately following sentence. Without limiting the generality of the foregoing, each Participating Seller agrees to execute and deliver such agreements as may be reasonably specified by the Majority Investor to which such Majority Investor or Prospective Subscribers, respectively, will also be party, including, without limitation, an agreement by such Participating Seller to (a) make individual representations as to the unencumbered title to its Shares and the power, authority and legal right to transfer such Shares to the extent such agreements are also made by the Majority Investor and (b) be liable in respect of any purchase price escrow or adjustment provisions or reduction in purchase price as may apply to Shareholders generally resulting from representations, warranties, covenants and indemnities in respect of the Company to the extent that the Majority Investor or Prospective Subscribers, respectively, are also liable; provided, however, that such liability shall be several, and not joint, and, (i) except with respect to individual representations, warranties, covenants, indemnities and other agreements of holders of Shares, the aggregate amount of such liability shall not exceed the lesser of (a) such Participating Seller's pro rata portion of any such liability, in accordance with such Participating Seller's portion of the total number of Shares included in the Sale or (b) the proceeds to such Participating Seller as a result of such Sale and (ii) with respect to individual representations, warranties, covenants, indemnities and other agreements of holders of Shares, the aggregate amount of such liability shall not exceed the proceeds to such Participating Seller as a result of such Sale.

                  3.3.3. Certain Determinations. The Tag Along Sale Percentage for purposes of Section 3.1 shall be determined on the basis of Equivalent Shares. The Consideration to be paid to any holder of Options shall be reduced by the exercise price for the shares pursuant to the Options.

                  3.3.4. Expenses. All reasonable and documented costs and expenses incurred by any holder of Shares or the Company in connection with any proposed Sale pursuant to this Section 3 (whether or not consummated), including, without limitation, all attorneys fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company.

                  3.3.5. Closing. The closing of a Sale pursuant to Section 3.1 or 3.2 shall take place at such time and place as the Initiating Transferor or Majority Investor, respectively, shall specify by notice to each Participating Seller. The closing of a Sale pursuant to Section
         3.4 shall take place as soon as reasonably practicable and in no event later than 60 days after termination of the applicable exercise period at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine. At the closing of any Sale under this Section 3, each Participating Seller shall transfer the Shares to be sold by such Participating Seller, through the execution of a deed before the Dutch civil law notary (notaris), for transfer with signature guaranteed, free and clear of any liens or encumbrances, against delivery of the applicable consideration.

         3.4 Right of First Offer. No holder of Shares shall Transfer any of such Shares to any Prospective Buyer except as permitted by this Section 3.4. Any attempted Transfer of Shares not permitted by this Section 3.4 shall be deemed null and void, and the Company shall not, to the extent permitted by law, in any way give effect to any such impermissible Transfer.

                  3.4.1. Notice; Offer. The holder of Shares proposing to Transfer such Shares shall deliver to each holder of Investor Shares, Subscriber Shares, Lender Shares or Management Shares (each, a "Sale Offeree") a notice (a "Sale Notice") of the holder's intention to Transfer such Shares. Such notice shall include:

                           (a) The principal terms of the proposed Transfer,
                  including the number of Shares to be sold, the proposed price per Share to be received and the form of consideration which the holder of Shares proposes to offer to accept from any transferee in such Transfer (which may only be consideration readily obtainable and deliverable by the Sale Offerees in compliance with law) and;

                           (b) An offer by the holder of Shares to sell to the
                  Sale Offerees all of the Shares to be Transferred, on the same terms and conditions (subject to Section 3.4.1(a)), with respect to each Share so Transferred, as the holder of Shares proposes to Transfer such Shares as described in the Sale Notice.

                  3.4.2. Exercise. Each Sale Offeree desiring to accept the offer contained in the Sale Notice shall send a written commitment to the holder of Shares in question specifying the number of Shares which such Sale Offeree desires to purchase within 30 days after the effectiveness of the Sale Notice (each a "Participating Offeree"). In the event that the Sale Offerees, in the aggregate, do not agree to accept the offer to purchase all of the Shares offered for Sale in the Sale Notice, then each Sale Offeree shall be deemed to have waived all of its rights to purchase such Shares prior to such proposed Transfer, and the holder of Shares in question shall thereafter be free to Transfer in a transaction which is exempt from the registration requirements of applicable securities laws to one or more Persons, at a price no less than 95% of the per Share price set forth in the Sale Notice and on other principal terms not materially more favorable to the buyer than as set forth in the Sale Notice, without any further obligation to such non-accepting Sale Offerees pursuant to this Section 3.4; provided, however, that no such Transfer shall be effective until such Person has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Shares to be acquired by such buyer are subject to all the provisions of this Agreement and that such buyer is bound hereby and a party hereto as a holder of the category of Shares which were held by the selling holder.

                  In the event that the Participating Offerees, in the aggregate, agree to accept the offer to purchase all of the Shares offered for Sale in the Sale Notice, then (i) each Sale Offeree who has not accepted such offer shall be deemed to have waived all of its rights to purchase such Shares prior to such proposed Transfer and (ii) in the event the Participating Offerees desire to purchase more Shares than are being offered pursuant to the Sale Notice, each Participating Offeree shall be deemed to have accepted an offer to purchase an allocated portion (such portion to be allocated by agreement among the Participating Offerees or, to the extent such agreement cannot be reached, by proration among such Participating Offerees on the basis of the number of Shares such Participating Offerees committed to purchase) of such Shares. If, prior to consummation, the terms of such proposed Transfer shall change with the result that the price shall be less than 95% of the per Share price set forth in the Sale Notice or the other principal terms shall be materially more favorable to the buyer than those set forth in the Sale Notice, it shall be necessary for a separate Sale Notice to have been furnished, and the terms and provisions of this Section 3.4 separately complied with, in order to consummate such proposed Transfer pursuant to this Section 3.4.

                  If, at the end of the 90th day following the date of the effectiveness of the Sale Notice, the holder of Shares in question has not completed the Transfer, each Participating Offeree shall be released from its obligations under its written commitment, the Sale Notice shall be null and void, and it shall be necessary for a separate Sale Notice to have been furnished, and the terms and provisions of this Section 3.4 separately complied with, in order to consummate such Transfer pursuant to this Section 3.4.

                  3.4.3. Excluded Transactions. Notwithstanding the foregoing provisions of this Section 3.4, no holder of Shares shall have any right to a First Offer Notice or offer pursuant to this Section 3.4 with respect to any Transfer:

                    (a) to an Investor or an Affiliated Fund within 90 days of the date of this Agreement;

                    (b) by the Investor or an Affiliated Fund pro rata to its
               partners, members or Affiliates of such partners or members within 90 days of the date of this Agreement;

                    (c) in a Public Offering or to the Public under Rule 144;

                    (d) in a Transfer permitted pursuant to Section 4.1 or 4.2;

                    (e) in a Transfer among Subscribers;

                    (f) in a Transfer by any holder of Shares to a Member of the
               Immediate Family of such holder or to a trust, the sole beneficiary of which is the holder or a Member of the Immediate Family of such holder; provided, however, that no such Transfer shall be effective until such Member of the Immediate Family has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Investor Shares, Subscriber Shares or Management Shares to be received by such Member of the Immediate Family are subject to all the provisions of this Agreement and that such Member of the Immediate Family is bound hereby and a party hereto as a holder of Subscriber Shares or Management Shares, as the case may be; or

                    (g) from the Interim Purchaser or any Affiliate to any
               employee of Greyhound Leisure Services Inc., within 60 days from the date of this Agreement.

                    (h) from any Lender to Holdco II pursuant to the put right in the Put Agreement.

         3.5 Period. The foregoing provisions of this Section 3 shall expire on the earlier of (i) the closing of a Public Offering or (ii) a Change of Control.

4. SUBSCRIBER AND MANAGEMENT TRANSFER RIGHTS. No holder of Subscriber Shares or Management Shares shall Transfer any of such Shares to any other Person except as permitted by Sections 3 or 4. Any attempted Transfer of Subscriber Shares or Management Shares not permitted by this Section 4 shall deemed null and void, and the Company shall not, to the extent permitted by law, in any way give effect to any such impermissible Transfer.

         4.1 Transfers to Immediate Family. Any holder of Subscriber Shares or Management Shares may Transfer any or all of such person's Subscriber Shares or Management Shares to a Member of the Immediate Family of such holder or to a trust, the sole beneficiary of which is the holder or a Member of the Immediate Family of such holder; provided, however, that no such Transfer shall be permitted until such Member of the Immediate Family has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Subscriber Shares or Management Shares to be acquired by such Member of the Immediate Family are subject to all the provisions of this Agreement and that such Member of the Immediate Family is bound hereby and a party hereto as a holder of Subscriber Shares or Management Shares, as the case may be.

         4.2 Transfer Upon Death. Subject to the provisions of Section 5 hereof, upon the death of any holder of Subscriber Shares or Management Shares, the Subscriber Shares or Management Shares held by such holder may be distributed by will or other instrument taking effect at death or by applicable laws of descent and distribution to such holder's estate, executors, administrators and personal representatives, and then to such holder's heirs, legatees or distributees, whether or not such recipients are Members of the Immediate Family of such holder; provided, however, that no such Transfer shall be permitted until the recipient has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Subscriber Shares or Management Shares to be acquired by such recipient are subject to all the provisions of this Agreement and that such recipient is bound hereby and a party hereto as a holder of Subscriber Shares or Management Shares as the case may be.

         4.3 Other Permitted Transfers. Notwithstanding the foregoing, any Subscriber or Management Investor may Transfer any or all Subscriber Shares or Management Shares held by such Person respectively as set forth below:

                  4.3.1. Investors and Company. Any holder of Subscriber Shares or Management Shares may Transfer any or all of such Subscriber Shares or Management Shares to (i) the Investor, an Affiliated Fund or a Subscriber or (ii) with the Board's approval, the Company or any subsidiary of the Company.

                  4.3.2. Calls. Any holder of Management Shares may Transfer any or all of such Management Shares in accordance with the provisions, terms and conditions of Section 5.1 hereof.

                  4.3.3. Tag Alongs, Drag Alongs, Right of First Refusal, etc. Any holder of Subscriber Shares or Management Shares may Transfer any or all of such Subscriber Shares or Management Shares in accordance with the provisions, terms and conditions of Section 3 hereof.

                  4.3.4. Sales to Public. Subject to the provisions of Sections 5 any holder of Subscriber Shares or Management Shares may Transfer any or all of such Subscriber Shares or Management Shares in a Public Offering registered under the Securities Act or pursuant to Rule 144.

         4.4 Period. The foregoing provisions of this Section 4 shall expire on the earlier of (i) the closing of the Initial Public Offering or (ii) a Change of Control.

5.       OPTIONS TO PURCHASE SHARES.

         5.1 Call Options. Upon any termination of the employment by the Company or its subsidiaries of any holder of Management Shares, the Company shall have the right to purchase for cash or notes (as provided below in this Section 5.1) the Management Shares held by such holder or originally issued to such holder but held by one or more Permitted Transferees (collectively, the "Shareholder Call Group") on the following terms; provided, however, that no such call may be made if the payment of the applicable purchase price as set forth below would constitute, result in or give rise to any breach or violation of, or any default under, any of the Company's credit agreements. (the "Call Option"). Any Transfer required under this Article 5 shall be an Approved Transfer. Any holder of Shares Transferring such Shares pursuant to this Article 5 will consent to the Company's purchase of such shares.

               5.1.1. Termination.

                    5.1.1.1 Termination due to Death or Disability or by Company
               without Cause

                    (a) If such termination is the result of (i) the death or
               disability of such holder, (ii) termination of such holder's employment by the Company or its subsidiaries without Cause or
               (iii) termination by the holder then, in any such event, the Company may purchase all or any portion of the Management Shares which were acquired upon exercise of Options and which are held by such holder (or Permitted Transferee, if applicable) at a per Share price equal to the Fair Market Value of such Shares; provided, however, that notwithstanding the foregoing, if such termination occurs pursuant to clause (ii) above, and if within 90 days after such termination the Company consummates an Initial Public Offering or a Change of Control occurs, then Fair Market Value shall be deemed to be the price to the public in the Initial Public Offering or the value as ascribed to the Shares in the Change of Control, as the case may be, and the amount payable under this Section 5.1.1.1(a) shall be retroactively adjusted if it would result in a higher payment to the holder of Management Shares. In the event the holder disagrees with the Board's determination of Fair Market Value, the holder may give written notice to the Company of a demand for a third-party appraisal of the value of the Shares. Within 30 days after the receipt of such notice, such holder and the Company shall agree upon the selection of an independent investment banking firm to perform the appraisal. If the parties are unable to agree upon the selection of an independent investment banking firm, each shall make a selection, and the two firms so chosen shall nominate the independent investment banking firm. Within 60 days of the date of selection of the independent investment banking firm, such firm shall prepare a written report detailing its determination as to the fair value of a Share (without giving effect to minority discounts or the terms of this Agreement). Absent manifest error, the fair value as so determined shall be the price used in lieu of Fair Market Value for purposes of this Section 5.1.1.1. The fees and expenses of the investment banking firm shall be borne one-half by the Company and one-half by the holder.

                    (b) Subject to the provisions of Section 5.1.2, in each case
               Shares are purchased pursuant to clause (a) above, the Company will pay for such Shares by (i) paying the holder not less than one-half of the purchase price in cash, as determined by the Board and (ii) issuing for the balance of the purchase price not so paid in cash a promissory note in a principal amount equal to such balance. The principal of such note will be due and payable in four equal annual installments, the first such installment becoming due and payable on the first anniversary of the issuance of such note, and interest will accrue thereon at a rate equal to the applicable federal rate at the date of issuance and be payable annually in arrears, in each case subject to the provisions of Section 5.1.2. Such note shall be fully subordinated to any indebtedness or similar obligations of the Company owing to banks or other financial institutions to such extent as any such bank or financial institution may reasonably request.

                    5.1.1.2 Termination by Company for Cause.

                    (a) If such termination is the result of termination of such holder's employment by the Company for Cause, then the Company may purchase all or any portion of the Management Shares held by such holder (or Permitted Transferee, if applicable) at a per Share price equal to the lesser of the Cost or the Fair Market Value of such Shares.

                    (b) In each case Shares are purchased pursuant to clause (a)
               above, unless the Board determines otherwise, the Company will pay for such Shares by issuing a promissory note in a principal amount equal to the purchase price. The principal of such note will be due and payable in four equal annual installments, the first such installment becoming due and payable on the first anniversary of the issuance of such note, and interest will accrue thereon at a rate equal to the applicable federal rate and be payable annually in arrears, in each case subject to the provisions of Section 5.1.2. Such note shall be fully subordinated to any indebtedness or similar obligations of the Company owing to banks or other financial institutions to such extent as any such bank or financial institution may reasonably request.

               5.1.2. Cash Payments. If it is determined after the date of the Call Notice (as defined in Section 5.1.3) that any payment of cash required under the terms of this Section 5.1 or any payment on a promissory note issued hereunder would (a) constitute, result in or give rise to any breach or violation of, or any default or right or cause of action under, any agreement to which the Company or any of its subsidiaries is, from time to time, a party or (b) leave the Company and its subsidiaries with less cash than, in the good faith judgment of the Board, is desirable to operate the business of the Company and its subsidiaries in the ordinary course of business, then,

                    (i) in the case of a cash payment under Sections
               5.1.1.1(b)(i), the Company will issue a promissory note of the type described in the second and third sentences of Sections 5.1.1.1(b) in the aggregate principal amount of such payment, and

                    (ii) in the case of the cash payment in respect of a
               promissory note issued under this Section 5.1, notwithstanding any of the provisions of such note, including without limitation, the stated maturity of such note and the stated date on which interest payments are due, such payment will not become due and payable until such time as such payment can be made without violating any such agreement and not resulting in the Company and its subsidiaries having less cash than the Board determines is desirable to operate the business as contemplated above.

               5.1.3. Notices, etc. Any Call Option may be exercised by delivery of written notice thereof (the "Call Notice") to all members of the applicable Shareholder Call Group within 120 days of the effectiveness of the termination of employment in question (the "Call Option Exercise Period"). The Call Notice shall state that the Company has elected to exercise the Call Option, and the number and price of the Shares with respect which the Call Option is being exercised.

         5.2 Closing. The closing of any purchase and sale of Management Shares pursuant to the exercise of any Call Options pursuant to this Section 5 shall take place as soon as reasonably practicable and in no event later than 30 days after termination of the applicable Call Option Exercise Period at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine. In the event the price of any Shares to be purchased is specified to be Fair Market Value, such Fair Market Value shall be determined as of the date of the applicable Termination Event. At the closing of any purchase and sale of Management Shares pursuant this Section 5, the holder of Shares to be sold shall transfer to the Company the Shares to be purchased by the Company through the execution of a deed before a Dutch civil law notary (notaris), for transfer with signature guaranteed, free and clear of any lien or encumbrance, and the Company shall pay to such holder by certified or bank check or wire transfer of immediately available federal funds or note, as may be applicable pursuant to Section 5.1.1 and 5.1.2, the purchase price of the Shares being purchased by the Company. The delivery of a certificate or certificates, if any, for Shares by any Person selling Shares pursuant to this Section 5 shall be deemed a representation and warranty by such Person that: (i) such Person has full right, title and interest in and to such Shares; (ii) such Person has all necessary power and authority and has taken all necessary action to sell such Shares as contemplated; and (iii) such Shares are free and clear of any and all liens or encumbrances.

         5.3 Period. The foregoing provisions of this Section 5 shall expire on the earlier of (i) the closing of the Initial Public Offering or (ii) a Change of Control.

6.       CERTAIN ISSUANCES AND TRANSFERS, ETC.

         6.1 Transfers to Permitted Transferees. Each holder of Shares agrees that it will not Transfer any such shares to any Permitted Transferee unless such Permitted Transferee has delivered to the Company a written acknowledgment and agreement that such shares to be acquired by such Permitted Transferee shall become or remain Investor Shares, Subscriber Shares, Lender Shares or Management Shares hereunder, as the case may be, and shall continue to be subject to all of the provisions of this Agreement and that such Permitted Transferee shall be bound by and a party to this Agreement as the holder of Investor Shares, Subscriber Shares, Lender Shares or Management Shares, as the case may be, hereunder; provided, however, that no transfer by any party to a Permitted Transferee shall relieve such party of any of its obligations hereunder.

         6.2 Other Transfers and Issuances. Notwithstanding any other provision of this Agreement, (i) Shares transferred pursuant to Section 3.1 (other than Section 3.1.6(a), (b), (e), (f), (g) or (h)) or Section 3.2 hereof or in a Public Offering or to the public under Rule 144 shall be conclusively deemed thereafter not to be Shares under this Agreement and not to be subject to any of the provisions hereof or entitled to the benefit of any of the provisions hereof, and (ii) any Shares acquired by any Investor, Subscriber, Lender or Management Investor shall be deemed to be Investor Shares, Subscriber Shares, Lender Shares or Management Shares, respectively.

         6.3 Certain Issuances and Redemptions. The Company shall not issue Shares at a price below fair market value, except pursuant to the Company's option plan if permitted by such plan and by law. The Company shall not redeem shares at a price above fair market value. For purposes of this Section 6.3 fair market value shall be determined in good faith by the Board.

7. PREEMPTIVE RIGHT. The Company shall not issue or sell any shares of any of its capital stock or any securities convertible into or exchangeable for any shares of its capital stock, or securities which are linked with the issuance of its capital stock, issue or grant any options or warrants for the purchase of, or enter into any agreements providing for the issuance (contingent or otherwise) of, any of its capital stock or any stock or securities convertible into or exchangeable for any shares of its capital stock, (each an "Issuance" of "Subject Securities"), except in compliance with the following provisions of this Section 7.

         7.1 Right of Participation.

                  7.1.1. Offer. Not fewer than 30 days prior to the consummation of the Issuance, a notice (the "Preemption Notice") shall be furnished by the Company to each holder of Shares (other than holders of Shares solely issuable upon exercise of Options) (the "Preemptive Offerees"). The Preemption Notice shall include:

                           (a) The principal terms of the proposed Issuance,
                  including, without limitation, the amount and kind of Subject Securities to be included in the Issuance, the number of Equivalent Shares represented by such Subject Securities (if applicable), the percentage of the total number of Shares outstanding as of immediately prior to giving effect to such Issuance which the number of Shares held by such Preemptive Offeree constitutes (the "Preemptive Portion"), the maximum and minimum price (including, without limitation, if applicable, the maximum and minimum Price Per Equivalent Share) per unit of the Subject Securities and the name and address of the Persons to whom the Subject Securities will be Issued (the "Prospective Subscriber");

                           (b) An offer by the Company to Issue, at the option
                  of each Preemptive Offeree, to such Preemptive Offeree such portion of the Subject Securities to be included in the Issuance as may be requested by such Preemptive Offeree (not to exceed the Preemptive Portion of the total amount of Subject Securities to be included in the Issuance), on the same terms and conditions, with respect to each unit of Subject Securities issued to the Preemptive Offerees, as each of the Prospective Subscribers shall be Issued units of Subject Securities; and

                           (c) A resolution by the Board indicating that it is
                  the Board's good faith determination that the price of the Issuance is fair from a financial point of view to the Company.

If reasonably requested by the Company, any Preemptive Offeree who is not an original party to this Agreement may be required to furnish evidence of such Preemptive Offeree's financial ability as a condition to such Preemptive Offeree's acceptance of the offer made pursuant to clause (b) above.

                    7.1.2. Exercise.

                         7.1.2.1 General. Each Preemptive Offeree desiring to
                    accept the offer contained in the Preemption Notice shall send a written commitment to the Company specifying the amount of Subject Securities (not in any event to exceed the Preemptive Portion of the total amount of Subject Securities to be included in the Issuance) which such Preemptive Offeree desires to be issued within 20 days after the effectiveness of the Preemption Notice (each a "Participating Buyer"). Each Preemptive Offeree who has not so accepted such offer shall be deemed to have waived all of his rights with respect to the Issuance, and the Company shall first offer to the Participating Buyers the right to purchase the Subject Securities that the Preemptive Offerees collectively have elected not to purchase on the same terms as were offered to the Preemptive Offeree based on the number of Subject Securities each Participating Buyer has elected to purchase, and the Company shall thereafter be free to Issue Subject Securities in the Issuance to the Prospective Subscriber, at a price no less than the minimum price set forth in the Preemption Notice and on other principal terms not substantially more favorable to the Prospective Subscriber than those set forth in the Preemption Notice, without any further obligation to such non-accepting Preemptive Offerees. If, prior to consummation, the terms of such proposed Issuance shall change with the result that the price shall be less than the minimum price set forth in the Preemption Notice or the other principal terms shall be substantially more favorable to the Prospective Subscriber than those set forth in the Preemption Notice, it shall be necessary for a separate Preemption Notice to be furnished, and the terms and provisions of this Section 7.1 separately complied with, in order to consummate such Issuance pursuant to this Section 7.1.

                           7.1.2.2 Irrevocable Acceptance. The acceptance of
                  each Participating Buyer shall be irrevocable except as provided in Section 7.1.2.1 above or 7.1.2.3 below, and each such Participating Buyer shall be bound and obligated to acquire in the Issuance on the same terms and conditions, with respect to each unit of Subject Securities Issued, as the Prospective Subscriber, such amount of Subject Securities as such Participating Buyer shall have specified in such Participating Buyer's written commitment.

                           7.1.2.3 Time Limitation. If at the end of the 120th
                  day following the date of the effectiveness of the Preemption Notice the Company has not completed the Issuance, each Participating Buyer shall be released from his obligations under the written commitment, the Preemption Notice shall be null and void, and it shall be necessary for a separate Preemption Notice to be furnished, and the terms and provisions of this Section 7.1 separately complied with, in order to consummate such Issuance pursuant to this Section 7.1.

                  7.1.3. Other Securities. The Company may condition the participation of the Preemptive Offerees in an Issuance upon the purchase by such Preemptive Offerees of any securities (including, without limitation, debt securities) linked with capital stock ("Other Securities") in the event that the participation of the Prospective Subscriber in such Issuance is so conditioned. In such case, each Participating Buyer shall acquire in the Issuance, together with the Subject Securities to be acquired by it, Other Securities in the same proportion to the Subject Securities to be acquired by it as Other Securities are acquired by the Prospective Subscriber in proportion to the Subject Securities acquired in the Issuance by such Prospective Subscriber, on the same terms and conditions, as to each unit of Subject Securities and Other Securities issued to the Participating Buyers, as the Prospective Subscriber shall be issued units of Subject Securities and Other Securities.

                  7.1.4. Certain Legal Requirements. In the event that the participation in the Issuance by a holder of Shares as a Participating Buyer would require under applicable law (i) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (ii) the provision to any participant in the Sale of any information other than such information as would be required under Regulation D in an offering made pursuant to Regulation D solely to "accredited investors" as defined in Regulation D, the Company shall be obligated only to use its reasonable efforts to cause the requirements under Regulation D to be complied with to the extent necessary to permit such Participating Buyer to receive such securities, it being understood and agreed that the Company shall not be under any obligation to effect a registration of such securities under the Securities Act or similar state statutes. Notwithstanding any provision of this Section 7, if the use of reasonable efforts shall not result in such requirements being complied with to the extent necessary to permit such holder of Shares to participate in the Issuance, such holder shall not be entitled to participate in the Issuance. The obligation of the Company to use reasonable efforts to cause such requirements to be complied with to the extent necessary to permit a holder of Shares to participate in the Issuance shall be conditioned upon such holder of Shares executing such documents and instruments, and taking such other actions (including, without limitation, if required by the Company to the extent that the holder of Shares is not an accredited investor, agreeing to be represented during the course of such transaction by a "purchaser representative" (as defined in Regulation D) in connection with evaluating the merits and risks of the prospective investment and acknowledging that he was so represented), as the Company shall reasonably request in order to permit such requirements to have been complied with.

                  7.1.5. Further Assurances. Each Participating Buyer and each Shareholder to whom the Shares held by such Participating Buyer were originally issued, shall, to the fullest extent permitted by applicable law, whether in his capacity as a Participating Buyer, Shareholder, officer or director of the Company, or otherwise, take or cause to be taken all such reasonable actions as may be necessary or reasonably desirable in order expeditiously to consummate each Issuance pursuant to this Section 7.1 and any related transactions, including, without limitation, executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and otherwise cooperating with the Company and the Prospective Subscriber. Without limiting the generality of the foregoing, each such Participating Buyer and Shareholder agrees to execute and deliver such subscription and other agreements specified by the Company to which the Prospective Subscriber will be party.

                  7.1.6. Expenses. All reasonable and documented costs and expenses incurred by any holder of Shares or the Company in connection with any proposed Issuance of Subject Securities (whether or not consummated), including, without limitation, all attorney's fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company.

                  7.1.7. Closing. The closing of an Issuance pursuant to Section
         7.1 shall take place at such time and place as the Company shall specify by notice to each Participating Buyer. At the Closing of any Issuance under this Section 7.1.7, each Participating Buyer shall be delivered the notes, certificates or other instruments evidencing the Subject Securities (and, if applicable, Other Securities) to be Issued to such Participating Buyer, registered in the name of such Participating Buyer or his designated nominee, free and clear of any liens or encumbrances, with any transfer tax stamps affixed, against delivery by such Participating Buyer of the applicable consideration.

         7.2 Excluded Transactions. Notwithstanding the preceding provisions of this Section 7, the preceding provisions of this Section 7 shall not restrict:

                    (a) Any Issuance of shares of Common Stock, Options or
               Convertible Securities to officers, employees, directors or consultants of the Company or its subsidiaries, other than Issuances to any such Persons who are also employees or partners of Berkshire or any of the Affiliated Funds, after the date hereof provided that such Issuance, together with all prior Issuances pursuant to this

               Section 7.2(a), shall not exceed 5% of the Common Stock of the Company as of the Closing on a fully diluted basis;

                    (b) Any Issuance of shares of Common Stock, Options or
               Convertible Securities as consideration for the acquisition after the date hereof by the Company or any of its subsidiaries of any acquired businesses from Persons who are Sellers of such acquired business and who are not Affiliates of Berkshire Partners LLC or an Affiliated Fund;

                    (c) any Issuance of warrants in connecting with the Company or its subsidiaries raising capital from financial institutions who are not Affiliates of Berkshire Partners LLC or an Affiliated Fund provided that the Company shall have provided the Lenders with notice of such financing opportunity;

                    (d) any Issuance of shares of Common Stock, Options or
               Convertible Securities to a strategic investor approved by the Board who is not an Affiliate of Berkshire Partners LLC or an Affiliated Fund;

                    (e) Any Issuance of Common Stock upon the exercise or
               conversion of any Options or Convertible Securities outstanding on the date hereof or Issued after the date hereof in compliance with the provisions of this Section 7;

                    (f) Any Issuance of Common Stock pursuant to any Public
               Offering; and

                    (g) The Issuance of Shares to the Investor, the Subscribers,
               the Lenders and Management at Closing.

         7.3 Period. The foregoing provisions of this Section 7 shall expire on the earlier of (i) the closing of the Initial Public Offering or (ii) a Change of Control.

8.       REMEDIES.

         8.1 Generally. The Company, the holders of Investor Shares, Subscriber Shares, Lender Shares and Management Shares shall have all remedies available at law, in equity or otherwise (including without limitation the commencement of a lawsuit in Federal court or the courts of the State of New York) in the event of any breach or violation of this Agreement or any default hereunder by the Company or any holder of Shares. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including, without limitation, preliminary or temporary injunctive relief) as may be appropriate in the circumstances, without the requirement of a posting of a bond. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from obtaining any other relief to which it is entitled.

         8.2 Deposit. Without limiting the generality of Section 8.1, if any Shareholder fails to transfer to the Company the Shares to be sold pursuant to
Section 3.2 or Section 5.1 hereof, the Company may, at its option, in addition to all other remedies it may have, deposit the purchase price for such Shares with any national bank or trust company having combined capital, surplus and undivided profits in excess of Five Hundred Million Dollars ($500,000,000) (the "Escrow Agent") and the Company shall cancel on its books such Shares and thereupon all of such holder's rights in and to such Shares shall terminate. Thereafter, upon transfer to the Company by such holder of such Shares (free and clear of any liens or encumbrances), the Company shall instruct the Escrow Agent to deliver the purchase price (without any interest from the date of the closing to the date of such delivery, any such interest to accrue to the Company) to such holder.

9. REGISTRATION RIGHTS. The Company will perform and comply, and cause its respective subsidiaries to perform and comply, with such of the following provisions as are applicable to it. Each holder of Shares will perform and comply with such of the following provisions as are applicable to such holder.

         9.1  Demand Registration Rights.

                  9.1.1. Investor Shares. After an Initial Public Offering, one or more holders of Investor Shares representing at least 25% of the total amount of Investor Shares then outstanding ("Initiating Investors"), by notice to the Company specifying the intended method or methods of disposition, may request that the Company effect the registration under the Securities Act for a Public Offering of all or a specified part of the Registrable Securities held by such Initiating Investors (for purposes of this Agreement, "Registrable Investor Securities" shall mean Investor Shares which have not been registered). The Company will then use its reasonable efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Investors together with all other Registrable Securities which the Company has been requested to register pursuant to Section 9.2 or by other holders of Registrable Investor Securities by notice delivered to the Company within 20 days after the Company has given the notice required by Section 9.2.1 (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register; provided, however, that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 9.1.1:

                           (a) Within 180 days immediately following the
                  effective date of any registration statement pertaining to an underwritten public offering of securities of the Company for its own account (other than a Rule 145 Transaction, or a registration relating solely to employee benefit plans);

                           (b) If the Company has previously effected three or
                  more registrations of Registrable Securities under this
                  Section 9.1.1 at the request of such Initiating Investor; provided, however, that no registrations of Registrable Securities which shall not have become and remained effective in accordance with the provisions of this Section 9, and no registrations of Registrable Securities pursuant to which the Initiating Investors and all other holders of Registrable Investor Securities joining therein are not able to include at least 90% of the Registrable Securities which they desired to include, shall be included in the calculation of numbers of registrations contemplated by this clause (b);

                           (c) If the Company shall have furnished to the
                  Initiating Investors and such other holders of Registrable Securities which the Company has been requested to register pursuant to this Section 9.1.1 a certificate, signed by the President of the Company, stating that in the good faith judgment of the Board it would be seriously detrimental to the Company and its shareholders for such Registration Statement to be filed at the date filing would have been required, in which case the Company shall have an additional period of not more than 60 days within which to file such Registration Statement; provided, however, that the Company shall not so postpone a registration pursuant to this clause (c) more than once in any twelve month period;

                           (d) On any form other than Form S-3 (or any successor
                  form), if the anticipated aggregate offering price to the public of the Registrable Securities to be included in the registration by all holders is less than $5,000,000; or

                           (e) Prior to the 360th day following or after five
                  years after the closing of the Initial Public Offering.

                           9.1.1.1 Form. Except as otherwise provided above,
                  each registration requested pursuant to this Section 9.1.1 shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by holders of at least a majority of the Registrable Investor Securities to be included in the proposed registration statement in question (the "Majority Participating Investors").

                  9.1.2. Subscriber Shares. After an Initial Public Offering, one or more holders of Subscriber Shares representing at least 25% of the total amount of Subscriber Shares then outstanding ("Initiating Subscribers"), by notice to the Company specifying the intended method or methods of disposition, may request that the Company effect the registration under the Securities Act for a Public Offering of all or a specified part of the Registrable Securities held by such Initiating Subscribers (for purposes of this Agreement, "Registrable Subscriber Securities" shall mean Subscriber Shares which have not been registered). The Company will then use its reasonable efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Subscribers together with all other Registrable Securities which the Company has been requested to register pursuant to Section 9.2 or by other holders of Registrable Subscriber Securities by notice delivered to the Company within 20 days after the Company has given the notice required by Section 9.2.1 (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register; provided, however, that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 9.1.2:

                           (a) Within 180 days immediately following the
                  effective date of any registration statement pertaining to an underwritten public offering of securities of the Company for its own account (other than a Rule 145 Transaction, or a registration relating solely to employee benefit plans);

                           (b) If the Company has previously effected two or
                  more registrations of Registrable Securities under this
                  Section 9.1.2 at the request of such Initiating Subscriber (or any successor form); provided, however, that no registrations of Registrable Securities which shall not have become and remained effective in accordance with the provisions of this
                  Section 9, and no registrations of

                  Registrable Securities pursuant to which the Initiating Subscribers and all other holders of Registrable Subscriber Securities joining therein are not able to include at least 90% of the Registrable Securities which they desired to include, shall be included in the calculation of numbers of registrations contemplated by this clause (b);

                           (c) If the Company shall have furnished to the
                  Initiating Subscribers and such other holders of Registrable Securities which the Company has been requested to register pursuant to this Section 9.1.2 a certificate, signed by the President of the Company, stating that in the good faith judgment of the Board it would be seriously detrimental to the Company and its shareholders for such Registration Statement to be filed at the date filing would have been required, in which case the Company shall have an additional period of not more than 60 days within which to file such Registration Statement; provided, however, that the Company shall not so postpone a registration pursuant to this clause (c) more than once in any twelve month period;

                           (d) On any form other than Form S-3 (or any successor
                  form), if the anticipated aggregate offering price to the public of the Registrable Securities to be included in the registration by all holders is less than $5,000,000; or

                           (e) Prior to the 360th day following or after five
                  years after the closing of the Initial Public Offering.

                           9.1.2.1 Form. Except as otherwise provided above,
                  each registration requested pursuant to this Section 9.1.2 shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by holders of at least a majority of the Registrable Subscriber Securities to be included in the proposed registration statement in question (the "Majority Participating Subscribers").

                  9.1.3. Lender Shares. After an Initial Public Offering, one or more holders of Lender Shares representing at least 25% of the total amount of Lender Shares then outstanding ("Initiating Lenders"), by notice to the Company specifying the intended method or methods of disposition, may request that the Company effect the registration under the Securities Act for a Public Offering of all or a specified part of the Registrable Securities held by such Initiating Lenders (for purposes of this Agreement,

         "Registrable Lender Securities" shall mean Lender Shares which have not been registered). The Company will then use its reasonable efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Lenders together with all other Registrable Securities which the Company has been requested to register pursuant to Section 9.2 or by other holders of Registrable Lender Securities by notice delivered to the Company within 20 days after the Company has given the notice required by Section 9.2.1 (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register; provided, however, that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 9.1.3:

                           (a) Within 180 days immediately following the
                  effective date of any registration statement pertaining to an underwritten public offering of securities of the Company for its own account (other than a Rule 145 Transaction, or a registration relating solely to employee benefit plans);

                           (b) If the Company has previously effected two or
                  more registrations of Registrable Securities under this
                  Section 9.1.3 at the request of such Initiating Lender; provided, however, that (i) if the Company is able to file a Registration Statement on Form S-3 (or any similar successor form providing for the incorporation by reference of the reports filed by the Company pursuant to section 13 of the Exchange Act, an additional registration shall be permitted under this Section 9.1.3, and (ii) no registrations of Registrable Securities which shall not have become and remained effective in accordance with the provisions of this
                  Section 9, and no registrations of Registrable Securities pursuant to which the Initiating Lenders and all other holders of Registrable Lender Securities joining therein are not able to include at least 90% of the Registrable Securities which they desired to include, shall be included in the calculation of numbers of registrations contemplated by this clause (b);

                           (c) If the Company shall have furnished to the
                  Initiating Lenders and such other holders of Registrable Securities which the Company has been requested to register pursuant to this Section 9.1.3 a certificate, signed by the President of the Company, stating that in the good faith judgment of the Board it would be seriously detrimental to the Company and its shareholders for such Registration Statement to be filed at the date filing would have been required, in which case the Company shall have an additional period of not more than 60 days within which to file such Registration Statement; provided, however, that the Company shall not so postpone a registration pursuant to this clause (c) more than once in any twelve month period;

                           (d) On any form other than Form S-3 (or any successor
                  form), if the anticipated aggregate offering price to the public of the Registrable Securities to be included in the registration by all holders is less than $5,000,000; or

                           (e) Prior to the 360th day following or after five
                  years after the closing of the Initial Public Offering.

                           9.1.3.1 Form. Except as otherwise provided above,
                  each registration requested pursuant to this Section 9.1.3 shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by holders of at least a majority of the Registrable Lender Securities to be included in the proposed registration statement in question (the "Majority Participating Lenders").

                  9.1.4. Payment of Expenses. The Company shall pay all reasonable expenses of holders of Investor Shares or Subscriber Shares, respectively incurred in connection with each registration of Registrable Securities requested pursuant to this Section 9.1, other than underwriting discount and commission, if any, and applicable transfer taxes, if any.

                  9.1.5. Additional Procedures. In the case of a registration pursuant to Section 9.1 hereof, whenever the Majority Participating Investors, Majority Participating Subscribers or Majority Participating Lenders, respectively shall request that such registration shall be effected pursuant to an underwritten offering, the Company shall include such information in the written notices to holders of Registrable Securities referred to in Section 9.2. In such event, the right of any holder of Registrable Securities to have securities owned by such holder included in such registration pursuant to Section 9.1 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting (unless otherwise mutually agreed upon by the Majority Participating Investors, the Majority Participating Subscribers or Majority Participating Lenders, respectively and such holder) to the extent provided herein. If requested by such underwriters, the Company together with the holders of Registrable Securities proposing to distribute their securities through such underwriting will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary indemnity and contribution provisions.

         9.2  Piggyback Registration Rights.

                  9.2.1.  Piggyback Registration.

                           9.2.1.1 General. Each time the Company proposes to
                  register any shares of Common Stock under the Securities Act on a form which would permit registration of Registrable Securities for sale to the public, for its own account or for the account of any holder of its shares of Common Stock, for sale in a Public Offering, the Company will give notice to all holders of shares of Common Stock of its intention to do so. Any such holder may, by written response delivered to the Company within 20 days after the effectiveness of such notice, request that all or a specified part of the Registrable Securities held by such holder be included in such registration. The Company thereupon will use its reasonable efforts to cause to be included in such registration under the Securities Act all shares of Common Stock which the Company has been so requested to register by such holders, to the extent required to permit the disposition (in accordance with the methods to be used by the Company or other holders of shares of Common Stock in such Public Offering) of the Registrable Securities to be so registered. No registration of Registrable Securities effected under this Section 9.2 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to Section
                  9.1 hereof.

                           9.2.1.2 Excluded Transactions. The Company shall not
                  be obligated to effect any registration of Registrable Securities under this Section 9.2 incidental to the registration of any of its securities in connection with:

                                     (a) Any Public Offering on Form S-4 (or any
                           successor form) relating to employee benefit plans or dividend reinvestment plans;

                                     (b) Any Public Offering relating to the
                           acquisition or merger after the date hereof by the Company or any of its subsidiaries of or with any other businesses; or

                                     (c) The Initial Public Offering, provided
                           that if the Investors have the opportunity to sell Investor Shares in such offering the Subscribers and Lenders shall have the opportunity to sell Subscriber Shares and Lender Shares, respectively, in such offering.

                  9.2.2. Payment of Expenses. The Company shall pay all reasonable expenses of holders of Registrable Securities incurred in connection with each registration of Registrable Securities requested pursuant to this Section 9.2, other than underwriting discount and commission, if any, and applicable transfer taxes, if any.

                  9.2.3. Additional Procedures. Holders of Shares participating in any Public Offering pursuant to this Section 9.2 shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Shares in such Public Offering, including, without limitation, being parties to the underwriting agreement entered into by the Company and any other selling shareholders in connection therewith, including to the extent required by the underwriters, making customary representations, warranties and indemnities, and being parties to the other agreements (including customary selling shareholder indemnifications and "lock-up" agreements in substantially the form of Sections 9.3.4 and 9.4 hereof) to and for the benefit of the underwriters in such underwriting agreement; provided, however, that (i) with respect to individual representations, warranties and agreements of sellers of Shares in such Public Offering, the aggregate amount of such liability shall not exceed such holder's net proceeds from such offering and (ii) with respect to all other representations, warranties and agreements of sellers of shares in such Public Offering, the aggregate amount of such liability shall not exceed the lesser of (a) such holder's pro rata portion of any such liability, in accordance with such holder's portion of the total number of Shares included in the offering or (b) such holder's net proceeds from such offering.

         9.3  Certain Other Provisions.

                  9.3.1. Underwriter's Cutback. In connection with any registration of shares, the underwriter may determine that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten. Notwithstanding any contrary provision of this Article 9 and subject to the terms of this Section 9.3.1, the underwriter may limit the number of shares which would otherwise be included in such registration by excluding any or all Registrable Securities from such registration (it being understood that the number of shares which the Company seeks to have registered in such registration shall not be subject to exclusion, in whole or in part, under this Section 9.3.1). Upon receipt of notice from the underwriter of the need to reduce the number of shares to be included in the registration, the Company shall advise all holders of the Company's securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of such securities, including Registrable Securities, that may be included in the registration shall be allocated in the following manner, unless the underwriter shall determine that marketing factors require a different allocation: first, shares, other than Registrable Securities, requested to be included in such registration by shareholders shall be excluded; and, second, if a limitation on the number of shares is still required, the number of Registrable Securities that may be included in such registration by holders of Shares under Section 9.2 shall be reduced by allocating such reduction among the holders of Registrable Securities in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which each such shareholder requested be registered under Section 9.2 in such registration; and, third, if a limitation on the number of shares is still required, the number of Registrable Securities that may be included in such registration by shareholders under Section 9.1 shall be reduced by allocating such reduction among the holders of Registrable Securities in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which each such shareholder requested be registered under Section 9.1 in such registration. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any holder of Registrable Securities disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

                  9.3.2. Other Actions. If and in each case when the Company is required to use its reasonable efforts to effect a registration of any Registrable Securities as provided in this Section 9, the Company shall take appropriate and customary actions in furtherance thereof, including, without limitation:

                           (i) promptly filing with the Commission a
                  registration statement and using reasonable efforts to cause such registration statement to become effective;

                           (ii) preparing and filing with the Commission such
                  amendments and supplements to such registration statements as may be required to comply with the Securities Act and to keep such registration statement effective for a period not to exceed 270 days from the date of effectiveness or such earlier time as the Registrable Securities covered by such registration statement shall have been disposed of in accordance with the intended method of distribution therefor or the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act;

                           (iii) furnishing to holders of Registrable Securities
                  participating in such offering such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such holder may reasonable request in order to facilitate the disposition of the securities being registered;

                           (iv) using its reasonable efforts to register or
                  qualify such Registrable Securities under the state securities or "blue sky" laws of such jurisdictions as the sellers shall reasonably request; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it would not otherwise be so subject;

                           (v) notifying each holder of Registrable Securities
                  being registered, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such holder, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                           (vi) causing all such securities to be listed on each
                  securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, using its reasonable efforts to secure designation of all such securities covered by such registration statement as a Nasdaq Stock Market security within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such securities with the NASD;

                           (vii) providing a transfer agent and registrar for
                  all such securities not later than the effective date of such registration statement;

                           (viii) entering into such customary agreements
                  (including underwriting agreements in customary form), and taking all such other actions as the holder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such securities (including, without limitation, effecting a stock split or a combination of shares);

                           (ix) making available for inspection by any holder,
                  any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and causing the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such holder, underwriter, attorney, accountant or agent in connection with such registration statement;

                           (x) otherwise using its reasonable efforts to comply
                  with all applicable rules and regulations of the Securities and Exchange Commission, and making available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                           (xi) permitting a holder which, in its sole and
                  exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

                           (xii) in the event of the issuance of any stop order
                  suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable efforts promptly to obtain the withdrawal of such order;

                           (xiii) obtaining a cold comfort letter from the
                  Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holder may reasonable request; and

                           (xiv) otherwise cooperating reasonably with, and
                  taking such customary actions as may reasonably be requested by the holders of Registrable Securities in connection with, such registration.

                  9.3.3. Selection of Underwriters and Counsel. The underwriters and legal counsel to be retained in connection with any Public Offering shall be selected by the Board.

                  9.3.4. Lock-Up. Without the prior written consent of the underwriters managing any Public Offering, for a period beginning seven days immediately preceding and ending on the 180th day or such shorter period as required in writing by the underwriters following the effective date of the registration statement used in connection with such offering, no holder of Shares (whether or not a selling shareholder pursuant to such registration statement) shall Transfer any Shares except pursuant to such registration statement or to a Permitted Transferee in accordance with the terms of this Agreement.

         9.4  Indemnification and Contribution.

                  9.4.1. Indemnities of the Company. In the event of any registration of any Registrable Securities or other debt or equity securities of the Company or any of its subsidiaries under the Securities Act pursuant to this Article 9 or otherwise, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including, without limitation, reports required and other documents filed under the Exchange Act, and other documents pursuant to which any debt or equity securities of the Company or any of its subsidiaries are sold (whether or not for the account of the Company or its subsidiaries), the Company will, and hereby does, and will cause its subsidiaries, jointly and severally to, indemnify and hold harmless each seller of Registrable Securities, any Person who is or might be deemed to be a controlling Person of the Company or any of its subsidiaries within the meaning of Section 15 of the Securities

         Act or Section 20 of the Exchange Act, their respective direct and indirect partners, advisory board members, directors, officers, trustees, members and shareholders, and each other Person, if any, who controls any such seller or any such holder within the meaning of
         Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being referred to herein as a "Covered Person"), against any losses, claims, damages or liabilities, joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including without limitation reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
         (iii) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that neither the Company nor any of its subsidiaries shall be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company or to any of its subsidiaries through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof. Without limiting the generality of the foregoing, the Company or its respective subsidiary, as an interim measure during the pendency of any claim, action, investigation, inquiry or proceeding arising out of or based upon any matter or subject for which indemnity (or contribution in lieu thereof) may be available to any Covered Person under this Section 9.4.1, it will promptly reimburse each Covered Person, as often as invoiced therefor (but in no event more often than monthly) for all expenses reasonably incurred in connection with the investigation or defense of any such claim, action, investigation, inquiry or proceeding, notwithstanding the absence of any judicial determination as to the propriety or enforceability of the indemnifying party's obligation to reimburse the indemnified party for such expenses and notwithstanding the possibility that the obligations to pay such expenses might later have been held to be improper by a court of competent jurisdiction. To the extent that any such interim reimbursement is held to be improper or not justified under this
         Section 9.4.1, the indemnified party agrees to promptly return the amount so advanced to the indemnified party, together with interest, compounded monthly, at the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in the Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty largest banks. Any such interim reimbursement payments which are not made to the indemnified party within thirty days of a request therefor shall bear interest at such prime rate from the date of such request unless determined to be improper or not justified under this Section 9.4.1. The indemnities of the Company and of its subsidiaries contained in this Section 9.4.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities.

                  9.4.2. Indemnities to the Company. The Company and any of its subsidiaries may require, as a condition to including any securities in any registration statement filed pursuant to this Section 9, that the Company and any of its subsidiaries shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless the Company and any of its subsidiaries, each director of the Company or any of its subsidiaries, each officer of the Company or any of its subsidiaries who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company and any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any other disclosure document (including, without limitation, reports and other documents filed under the Exchange Act which are incorporated by reference incorporated therein) if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or any of its subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement incorporated document. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its subsidiaries or any such director, officer or controlling Person and shall survive any transfer of securities.

                  9.4.3. Indemnification Procedures. Promptly after receipt by a Person entitled to indemnification pursuant to the foregoing provisions of this Section 9.4 (an "Indemnitee") of notice of the commencement of any action or proceeding involving a claim of the type referred to in the foregoing provisions of this Section 9.4, such Indemnitee will, if a claim in respect thereof is to be made by such Indemnitee against any indemnifying party, give written notice to each such indemnifying party of the commencement of such action; provided, however, that the failure of any Indemnitee to give notice to such indemnifying party as provided herein shall not relieve any indemnifying party of its obligations under the foregoing provisions of this Section 9.4, except and solely to the extent that such indemnifying party is actually and materially prejudiced by such failure to give notice. In case any such action is brought against an Indemnitee, each indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such Indemnitee, and after notice from an indemnifying party to such Indemnitee of its election so to assume the defense thereof, such indemnifying party will not be liable to such Indemnitee for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that (i) if the Indemnitee reasonably determines that there may be a conflict between the positions of such indemnifying party and the Indemnitee in conducting the defense of such action, then counsel for the Indemnitee shall conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the Indemnitee and such indemnifying party shall employ separate counsel for its own defense, (ii) in any event, the Indemnitee shall be entitled to have counsel chosen by such Indemnitee participate in, but not conduct, the defense and (iii) the indemnifying party shall bear the legal expenses incurred in connection with the conduct of, and the participation in, the defense as referred to in clauses (i) and (ii) above. If, within 30 days after receipt of the notice, such indemnifying party shall not have elected to assume the defense of the action, such indemnifying party shall be responsible for any legal or other expenses incurred by such Indemnitee in connection with the defense of the action, suit, investigation, inquiry or proceeding. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liabilities in respect of such claim or litigation.

                  9.4.4. Contribution. If the indemnification provided for in Sections 9.4.1 or 9.4.2 hereof is unavailable to a party that would have been an Indemnitee under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such Indemnitee on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just or equitable if contribution pursuant to this Section 9.4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 9.4.4 shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  9.4.5. Limitation on Liability of Holders of Registrable Securities. The liability of each holder of Registrable Securities in respect of any indemnification or contribution obligation of such holder arising under this Section 9.4 shall not in any event exceed an amount equal to the net proceeds to such holder (after deduction of all underwriters' discounts and commissions) from the disposition of the Registrable Securities disposed of by such holder pursuant to such registration.

10.      AMENDMENT, TERMINATION, ETC.

         10.1 Oral Modifications. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.

         10.2 Written Modifications. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Majority Investors, a majority of the Lenders and a majority Subscriber Shares provided, that no amendment to this Agreement materially adverse to the rights of any Subscriber, Lender or Management Investor may be entered into without the written agreement of such Subscriber, Lender or Management Investor. Each such amendment, modification, extension, termination and waiver shall be binding upon each party hereto and each holder of Shares subject hereto. In addition, each party hereto and each holder of Shares subject hereto may waive any right hereunder by an instrument in writing signed by such party or holder.

         10.3 Termination. No termination under this Agreement shall relieve any Person of liability for breach prior to termination.

11.      DEFINITIONS.  For purposes of this Agreement:

         11.1 Certain Matters of Construction. In addition to the definitions referred to or set forth below in this Section 11:

                           (a) The words "hereof", "herein", "hereunder" and
                  words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof;

                           (b) Definitions shall be equally applicable to both
                  the singular and plural forms of the terms defined; and

                           (c) The masculine, feminine and neuter genders shall
                  each include the other.

         11.2 Cross Reference Table. The following terms defined elsewhere in this Agreement in the Sections set forth below shall have the respective meanings therein defined:

         Term                                  Definition

"AAA"                                          Section 14.2.1
"Agreement"                                    Preamble
"Approved Transfer"                            Section 3.1, 5.1
"Board"                                        Section 2.2
"Berkshire"                                    Section 11.3.5

"Call Notice"                                  Section 5.1.3
"Call Option"                                  Section 5.1
"Call Option Exercise Period"                  Section 5.1.3
"Chafetz"                                      Preamble
"Closing"                                      Section 1.1
"Common Stock"                                 Recitals
"Company"                                      Preamble
"Covered Person"                               Section 9.4.1
"Drag Along Notice"                            Section 3.2.1
"Escrow Agent"                                 Section 8.2
"Exchange Agreement"                           Recitals
"GLSI"                                         Section 2.4(b)
"Indemnitee"                                   Section 9.4.3
"Interim Purchaser"                            Recitals
"Initiating Investors"                         Section 9.1.1
"Initiating Lenders"                           Section 9.1.3
"Initiating Subscribers"                       Section 9.1.2
"Initiating Transferor"                        Section 3.1
"Investor"                                     Preamble
"Issuance"                                     Section 7
"Levine"                                       Preamble
"Majority Participating Investors"             Section 9.1.1.1
"Majority Participating Lenders"               Section 9.1.3.1
"Majority Participating Subscribers"           Section 9.1.2.1
"Management Investors"                         Preamble
"Options"                                      Recitals
"Other Securities"                             Section 7.1.3
"Participating Buyer"                          Section 7.1.2.1
"Participating Offeree"                        Section 3.4.2
"Participating Seller"                         Section 3.1.2, 3.2.1
"Preemption Notice"                            Section 7.1.1
"Preemptive Offerees"                          Section 7.1.1
"Preemptive Portion"                           Section 7.1.1
"Prospective Buyer"                            Section 3.1, 3.2
"Prospective Subscriber"                       Section 7.1.1
"Put Agreements"                               Section 2.16
"Registrable Investor Securities"              Section 9.1.1
"Registrable Lender Securities"                Section 9.1.3
"Registrable Subscriber Securities"            Section 9.1.2

"Sale"                                         Section 3.1
"Sale Offeree"                                 Section 3.4.1
"Sale Notice"                                  Section 3.4.1
"Subscribers"                                  Preamble
"Shareholder Call Group"                       Section 5.1
"Shareholders"                                 Preamble
"Subject Securities"                           Section 7
"Tag Along Notice"                             Section 3.1.1
"Tag Along Offer"                              Section 3.1.2
"Tag Along Offerors"                           Section 3.1.1
"Tag Along Sale Percentage"                    Section 3.1.1
"Trusts"                                       Preamble

         11.3 Certain Definitions. The following terms shall have the following meanings:

                  11.3.1. "Affiliate" shall mean with respect to any Person, (a) any person or entity which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, (b) any Person which is a director, officer, partner, joint venturer or employee of, or investor in, any person described in clause (a) above, or (c) any Person which is an immediate relative of, or a trust or foundation controlled by, or controlled by an immediate relative of, any Person or entity described in clause (a) or (b) above. For purposes of this definition, "control" of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract (including consulting contracts) or otherwise.

                  11.3.2. "Affiliated Fund" shall mean each corporation, trust, general or limited partnership or other entity under common control with Berkshire Fund IV, L.P. or Berkshire Fund V, L.P. which is managed by an Affiliate of Berkshire Partners LLC.

                  11.3.3. "Cash Equivalents" shall mean (i) cash, (ii) U.S. Treasury notes, (iii) AAA rated, publicly traded corporate bonds and
         (iv) securities traded on the New York Stock Exchange, Inc., the American Stock Exchange or the Nasdaq National Market.

                  11.3.4. "Cause" shall mean, the following events or conditions, as determined by the Board in its reasonable judgment: (i) the material refusal or failure to perform (other than by reason of disability), or material negligence in the performance of such employee's duties and responsibilities to the Company or any of its Affiliates; (ii) the material breach by the employee of any provision of any agreement between such employee and the Company or any of its Affiliates; or (iii) other conduct by the employee that is materially harmful to the business, interests or reputation of the Company or any of its Affiliates including, but not limited to the commission of fraud, embezzlement, theft or other dishonesty, or the conviction of such Person of, or plea by such Person of nolo contendre to, any felony or other crime involving dishonesty or moral turpitude.

                  11.3.5. "Change of Control" shall mean such time as: (a) the Investor, Berkshire Fund IV, L.P., Berkshire Fund V, L.P. and their Affiliates (collectively, "Berkshire") beneficially own, through Berkshire Cruise Investors L.L.C. or another Person, securities of the Company representing less than fifty percent (50%) of the voting power of all classes of voting securities of the Company that Berkshire beneficially owned on the date of the Closing; or (b) a sale or transfer of all or substantially all of the assets of the Company to any person or group other than a Berkshire Affiliate has been consummated.

                  11.3.6. "Competitor" means any Person who is engaged in the business in which the Company is engaged or planning to become engaged.

                  11.3.7. "Convertible Securities" shall mean any evidence of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable or exercisable for shares of Common Stock.

                  11.3.8. "Cost" shall mean the price paid for the Shares in question on the Closing Date or such other date on which the Shares in question were acquired.

                  11.3.9. "Equivalent Shares" shall mean as to any outstanding shares of Common Stock, such number of shares of Common Stock, and as to any outstanding Options or Convertible Securities, the maximum number of shares of Common Stock for which or into which such options or convertible securities may at the time be exercised or converted, but only if the contingencies to such exercise or conversion had been satisfied.

                  11.3.10. "Equivalent Value" shall mean, as of any date, the Board's good faith determination of the fair value of securities or any non Cash Equivalents.

                  11.3.11. "Exchange Act" shall mean the Securities Exchange Act of 1934, as in effect from time to time.

                  11.3.12. "Fair Market Value" shall mean, as of any date, the Board's good faith determination of the fair value of one Share as of the applicable reference date.

                  11.3.13. "Initial Public Offering" shall mean the initial public offering registered on Form S-1 (or any successor form under the Securities Act) of common stock of the Company.

                  11.3.14. "Investor Shares" shall mean all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, the Investor, whenever issued.

                  11.3.15. "Lender Shares" shall mean all shares of Common Stock originally issued to, or issued with respect to shares originally issued to the Lenders.

                  11.3.16. "Majority Investors" shall mean, as of any date, the holders of a majority of the Investor Shares outstanding on such date which are held by the Investor and its Affiliates.

                  11.3.17. "Management Shares" shall mean (i) all shares of Common Stock originally issued to, or issued with respect to shares or Option originally issued to, or held by, the Management Investors whether such issuance takes place before or after the date of this Agreement.

                  11.3.18. "Members of the Immediate Family" shall mean, with respect to any individual, each spouse, parent or child of such individual, each trust created solely for the benefit of one or more of the aforementioned Persons and each custodian or guardian of any property of one or more of the aforementioned Persons in his capacity as such custodian or guardian.

                  11.3.19. "Options" shall mean any options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                  11.3.20. "Permitted Transferee" shall mean (i) as to each Investor Share, a Transferee of such Investor Share in compliance with
         Section 3.1.6 (a), (b), (f), (g) or (h), (ii) as to each Share held by the Interim Purchaser, a Transferee of such Share in compliance with
         Section 3.1.6(i), and (iii) as to each Subscriber Share or Management Share, a Transferee of such Subscriber Share or Management Share in compliance with Section 4.1 or 4.2.

                  11.3.21. "Person" shall mean any individual, partnership, corporation, company, association, trust, joint venture, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

                  11.3.22. "Price Per Equivalent Share" shall mean in the case of any Issuance pursuant to Section 8 hereof, the price per Equivalent Share included in the Issuance, calculated, in the case of Shares constituting Convertible Securities, with appropriate deductions for amounts in respect of accrued but unpaid interest or dividends added in determining the proceeds payable in the Issuance to the Company and, in the case of Options, with appropriate additions for amounts payable in the Issuance to the Company.

                  11.3.23. "Public Offering" shall mean a public offering and sale of common stock of the Company for cash pursuant to an effective registration statement under the Securities Act.

                  11.3.24. "Registrable Securities" shall mean Investor Shares, Subscriber Shares, Lender Shares and Management Shares which have not been registered.

                  11.3.25. "Regulation D" shall mean Regulation D under the Securities Act.

                  11.3.26. "Rule 144" shall mean Rule 144 under the Securities Act.

                  11.3.27. "Rule 145 Transaction" shall mean a registration on Form S-4 pursuant to Rule 145 of the Securities Act.

                  11.3.28. "Securities Act" shall mean the Securities Act of 1933, as in effect from time to time.

                  11.3.29. "Subscriber Shares" shall mean all shares of Common Stock originally issued to, or issued with respect to shares or Options originally issued to, or held by, the Subscribers whenever issued.

                  11.3.30. "Shares" shall mean all Investor Shares, Subscriber Shares, Lender Shares and Management Shares and all Shares held by the Interim Purchaser.

                  11.3.31. "Termination Event" shall mean any event specified in
         Section 5.2 which gives rise to any of the call rights specified therein.

                  11.3.32. "Transfer" shall mean any sale, pledge, assignment, encumbrance or other transfer or disposition of any Shares to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.

12.      CERTAIN OTHER MATTERS.

         12.1 Fees and Expenses. Simultaneously with the Closing, the Company shall pay to Berkshire Partners LLC an aggregate fee of $1,500,000, by wire transfer of immediately available funds. Berkshire Partners LLC, or a designated Affiliate, shall also be entitled to (i) annual management fees of $400,000 per annum, (ii) an investment banking fee of up to 1% of the aggregate principal amount of financing arranged by Berkshire Partners LLC (or its Affiliate) following the Closing and (iii) if placed by Berkshire Partners LLC, an investment banking fee of up to 2% of the debt placed by Berkshire Partners LLC in the Company's initial financing. Neither Berkshire Partners LLC nor its Affiliates will charge the Company any other fees.

         12.2 Corporate Opportunities. The Investor and the Subscribers agree that all corporate opportunities including, but not limited to, acquisitions and strategic alliances, related to the business of the Company and its Subsidiaries, as such businesses are being conducted at any time and including any areas in which the Company and its Subsidiaries are actively planning to become involved, shall first be presented to the Company. The decision by the Company to not proceed with any such opportunity shall be deemed to be made only with prior written approval of the Majority Investors and majority of the Subscribers. In the event the Company rejects such corporate opportunity as set forth above and as otherwise required by any applicable laws, an Investor or Subscriber shall be free to otherwise pursue such corporate opportunity on substantially the same terms as presented to the Company.

         12.3 Reporting. The Company will provide to the Investor, the Lender and the Subscribers, for so long as such person holds Shares, (i) unaudited quarterly balance sheets and the related statements of income and shareholders equity and cash flows for the Company and its subsidiaries within 60 days of the end of each of the first three quarters of the Company's fiscal year and (ii) audited annual balance sheets and the related statements of earnings and shareholders equity and cash flows for the Company and its subsidiaries within 90 days of the end of each fiscal year.

         12.4 Lender Review. At all times during which any Lender shall hold Shares, the Company shall permit the representative of such Lender, at its expense, to visit and inspect any properties of the Company or its Subsidiaries, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (and by this provision the Company authorizes said accountants to discuss the finances and affairs of the Company and its Subsidiaries) all at such reasonable times and as often as may be reasonably requested.

13.      MISCELLANEOUS.

         13.1 Authority; Effect. Each party hereto represents and warrants to and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association.

         13.2 Notices. Any notices and other communications required or permitted in this Agreement shall be effective if in writing and delivered personally, by facsimile, or by Federal Express, DHL or UPS or another nationally recognized express mail service, delivery charges prepaid, in each case, addressed as follows:

                  If to the Company or Berkshire, to them:

                                    c/o Berkshire Partners LLC
                                    One Boston Place
                                    Boston, Massachusetts  02108
                                    Attention:  Bradley M. Bloom


                           with a copy to:

                                    Ropes & Gray
                                    One International Place
                                    Boston, Massachusetts 02110
                                    Attention:  David C. Chapin, Esq.

         If to a holder of Subscriber Shares, Management Shares, Lender Shares or Investor Shares other than Berkshire, to him at the address or telecopier number set forth in the shareholder register of the Company.

         Notice to the holder of record of any shares of capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof.

         Unless otherwise specified herein, such notices or other communications shall be deemed effective on the date received. Each of the parties hereto shall be entitled to specify a different address or telecopier number by giving notice as aforesaid to each of the other parties hereto.

         13.3 Binding Effect, etc. This Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

         13.4 Descriptive Headings. The descriptive headings of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

         13.5 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

         13.6 Severability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

14.      GOVERNING LAW, ARBITRATION.

         14.1 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Netherlands without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction; provided, however, that any dispute relating to the provisions of
Section 14.2 hereof shall be governed by the United States Arbitration Act as then in force.

         14.2    Arbitration.

                  14.2.1. Generally. Except as set forth in Sections 8.1 and
         14.2.3 hereof, each dispute, difference, controversy or claim arising in connection with or related or incidental to, or question occurring under, this Agreement or the subject matter hereof shall be finally settled under the Commercial Arbitration Rules of the American Arbitration Association (the "AAA") by an arbitral tribunal composed of three arbitrators, at least one of whom shall be an attorney experienced in corporate transactions, appointed by agreement of the parties in accordance with said Rules. In the event the parties fail to agree upon a panel of arbitrators from the first list of potential arbitrators proposed by the AAA, the AAA will submit a second list in accordance with said Rules. In the event the parties shall have failed to agree upon a full panel of arbitrators from said second list, any remaining arbitrators to be selected shall be appointed by the AAA in accordance with said Rules. If, at the time of the arbitration, the parties agree in writing to submit the dispute to a single arbitrator, said single arbitrator shall be appointed by agreement of the parties in accordance with the foregoing procedure, or, failing such agreement, by the AAA in accordance with said Rules. The foregoing arbitration proceedings may be commenced by any party by notice to the other parties.

                  14.2.2. Place of Arbitration. The place of arbitration shall be New York, New York.

                  14.2.3. Recourse to Courts. The parties hereby exclude any right of appeal to any court on the merits of the dispute. The provisions of this Section 14.2 may be enforced in any court having jurisdiction over the award or any of the parties or any of their respective assets, and judgment on the award (including, without limitation, equitable remedies) granted in any arbitration hereunder may be entered in any such court. Nothing contained in this Section
         14.2 shall prevent any party from seeking interim measures of protection in the form of pre-award attachment of assets or preliminary or temporary equitable relief.

         14.3 Reliance. Each of the parties hereto acknowledges that he has been informed by each other party that the provisions of this Section 14 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

         14.4 Domicile. Each of the parties hereto acknowledges and accepts that, for the purposes of seeking interim measures of protection in the form of pre-award attachment of assets or preliminary or temporary equitable relief in the Netherlands, as contemplated by the last sentence of section 14.2.3 hereof, he chooses domicile in the Netherlands at the offices of ABN Amro Trust Company (Nederland) B.V. at Strawinshylaen 3105, 1077 ZX Amsterdam.

15.      TERMINATION

         15.1 Termination. This Agreement shall terminate upon the earlier of
(i) the date on which the Investor, Subscribers and Lenders no longer hold any Shares and (ii) the date which is ten years from the date hereof.



                           [INTENTIONALLY LEFT BLANK]

                                                          Shareholders Agreement

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE COMPANY:                        MIAMI CRUISELINE SERVICES HOLDINGS I B.V.



                                 By  /s/ Bradley Bloom
                                    -----------------------------------------
                                       Title: Director A

                                                          Shareholders Agreement

THE INVESTORS:                      BERKSHIRE CRUISE HOLDINGS  LLC
                                    By its managing member



                                    By /s/ Bradley Bloom
                                       --------------------------------------
                                       Title: Authorized Person

                                                          Shareholders Agreement



THE SUBSCRIBERS:

                                     /s/ Philip Levine
                                     ----------------------------------------
                                     Philip Levine, Individually

                                     The Gerald Robins Revocable Trust 8/3/94


                                     By: /s/ Gerald Robins
                                         ------------------------------------
                                         Gerald Robins, Trustee

                                     The Craig Robins Revocable Trust 8/3/94


                                     By: /s/ Gerald Robins
                                         ------------------------------------
                                         Gerald Robins, Trustee

                                     The Scott Robins Revocable Trust 8/3/94


                                     By: /s/ Gerald Robins
                                         ------------------------------------
                                         Gerald Robins, Trustee

                                     /s/ Jerry Chafetz
                                     ----------------------------------------
                                     Jerry Chafetz, Individually

                                                          Shareholders Agreement

THE LENDERS:

                         NEW YORK LIFE INSURANCE COMPANY


                         By: /s/ Adam G. Clemens
                             ---------------------------------
                             Name: Adam G. Clemens
                             Title: Managing Director


                         AMERICAN HOME ASSURANCE COMPANY


                         By: /s/ David B. Pinkerton
                             ---------------------------------
                             Name: David B. Pinkerton
                             Title: Vice President


                         THE NORTHWESTERN MUTUAL LIFE
                          INSURANCE COMPANY


                         By: /s/ Jerome R. Baier
                             ---------------------------------
                             Name: Jerome R. Baier
                             Title: Its Authorized Representative

                                                          Shareholders Agreement


MANAGEMENT:

                           /s/ J.P. Miquel
                           --------------------------------
                           J.P. Miquel

                                                          Shareholders Agreement

INTERIM PURCHASER:

                             BERKSHIRE PARTNERS LLC


                          By: /s/ Brad Bloom
                              -------------------------------
                              Name: Brad Bloom
                              Title: Authorized Person

                        JOINDER AND AGREEMENT RELATING TO
                             SHAREHOLDERS AGREEMENT


         THIS JOINDER AND AGREEMENT relating to the Shareholders Agreement dated as of September 17, 1998 by and among Miami Cruiseline Services Holdings I B.V., a Netherlands corporation (besloten vennootschap met beperkte aanspraklijkheid) (the "Company"), The Gerald Robins Revocable Trust 8/3/94, a Florida trust (the "Trust") and certain other shareholders of the Company (the "Shareholders Agreement"), is made and entered into as of November 13, 1998 by and between the Company and each signatory listed on the signature page hereto (each a "Holder"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Shareholders Agreement.

         WHEREAS, each Holder has acquired certain Shares from the Trust and the Shareholders Agreement requires each Holder, as a holder of such Shares, to become a party to the Shareholders Agreement, and each Holder agrees to do so in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder and Agreement hereby agree as follows:

         1. Agreement to be Bound. Each Holder hereby agrees that upon execution of this Joinder and Agreement, it shall become a party to the Shareholders Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Shareholders Agreement as though an original party thereto and shall be deemed a Subscriber and a holder of Shares for all purposes thereof. In addition, each Holder hereby agrees that all Shares held by such Holder shall be deemed Subscriber Shares and Shares for all purposes of the Shareholders Agreement.

         2. Successors and Assigns. Except as otherwise provided herein, this Joinder and Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors, heirs and assigns and each Holder and any subsequent holders of Shares and the respective successors, heirs and assigns of each of them, so long as they hold any Shares.

         3. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

         4. Notices. For purposes of Section 13.2 of the Shareholders Agreement, all notices, demands or other communications to the Holder shall be directed to:

                           Gerald Robins, Trustee
                           33 Star Island

                           Miami Beach, Florida 33139
                           fax (305) 673-8552

         5. GOVERNING LAW. This Joinder and Agreement shall be governed by and construed in accordance with the laws of the Netherlands without giving effect to any choice of or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

         6. DESCRIPTIVE HEADINGS. The descriptive headings of this Joinder and Agreement are for convenience of reference only and do not constitute a part of this Joinder and Agreement.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

                            MIAMI CRUISELINE SERVICES HOLDINGS I B.V.



                           By: /s/ Bradley M. Bloom
                               -------------------------------------------------
                                Name: Bradley M. Bloom
                                Managing Director A



                           By: /s/ Gerald Robins
                               -------------------------------------------------
                               Gerald Robins as Trustee of
                               the Gina Robins 1998 Trust
                               Agreement dated October 5,
                               1998



                           By: /s/ Gerald Robins
                               -------------------------------------------------
                               Gerald Robins as Trustee of the Stacy Robins 1998 Trust Agreement dated October 5, 1998

                        JOINDER AND AGREEMENT RELATING TO
                             SHAREHOLDERS AGREEMENT


         THIS JOINDER AND AGREEMENT relating to the Shareholders Agreement dated as of September 17, 1998 by and among Miami Cruiseline Services Holdings I B.V., a Netherlands corporation (besloten vennootschap met beperkte aanspraklijkheid) (the "Company"), Berkshire Partners LLC, a Massachusetts limited liability company ("Berkshire") and certain other shareholders of the Company (the "Shareholders Agreement"), is made and entered into as of November 13, 1998 by and between the Company and each Management Investor listed on the signature page hereto (each a "Holder"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Shareholders Agreement.

         WHEREAS, each Holder has acquired certain Shares from Berkshire and the Shareholders Agreement requires each Holder, as a holder of such Shares, to become a party to the Shareholders Agreement, and each Holder agrees to do so in accordance with the terms hereof; and

         WHEREAS, the parties believe that it is in the best interests of the Company and its stockholders to provide for certain rights and obligations with respect to the voting of shares of the Company and certain other matters.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder and Agreement hereby agree as follows:

         1. Agreement to be Bound. Each Holder hereby agrees that upon execution of this Joinder and Agreement, it shall become a party to the Shareholders Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Shareholders Agreement as though an original party thereto and shall be deemed a Management Investor and a holder of Shares for all purposes thereof. In addition, each Holder hereby agrees that all Shares held by such Holder shall be deemed Management Shares and Shares for all purposes of the Shareholders Agreement.

         2. Proxy to Vote Shares. Each Holder hereby designates J.P. Miquel as "Purchaser Representative" to represent such Holder and grants to J.P. Miquel an irrevocable proxy coupled with an interest to vote such Holder's Shares with respect to any vote agreed to be cast pursuant to Section 2 of the Shareholders Agreement.

         3. Successors and Assigns. Except as otherwise provided herein, this Joinder and Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors, heirs and assigns and each Holder and any subsequent holders of Shares and the respective successors, heirs and assigns of each of them, so long as they hold any Shares.

         4. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

         5. Notices. For purposes of Section 13.2 of the Shareholders Agreement, all notices, demands or other communications to the Holder shall be directed to:

                      [The Holder]
                      c/o Greyhound Leisure Services, Inc.
                      8052 Northwest 14th Street
                      Miami, FL 93126

         6. GOVERNING LAW. This Joinder and Agreement shall be governed by and construed in accordance with the laws of the Netherlands without giving effect to any choice of or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

         7. DESCRIPTIVE HEADINGS. The descriptive headings of this Joinder and Agreement are for convenience of reference only and do not constitute a part of this Joinder and Agreement.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

                                MIAMI CRUISELINE SERVICES HOLDINGS I B.V.



                                By: /s/ Bradley Bloom
                                    -------------------------------------
                                    Name: Bradley Bloom
                                    Managing Director A

                                /s/ Jorge A. Fernandez
                                -----------------------------------------
                                Jorge A. Fernandez

                                /s/ Michael G. Merhige
                                -----------------------------------------
                                Michael G. Merhige


                                /s/ Damiano J. Pignato
                                -----------------------------------------
                                Damiano J. Pignato


                                /s/ Stephen G. Chait
                                -----------------------------------------
                                Stephen G. Chait


                                /s/ Susan Wright
                                -----------------------------------------
                                Susan Wright


                                /s/ Sonia Jensen
                                -----------------------------------------
                                Sonia Jensen


                                /s/ Senulus Brea
                                -----------------------------------------
                                Senulus Brea


                                /s/ Marc Townsend
                                -----------------------------------------
                                Marc Townsend


                                /s/ Thomas J. Perkins
                                -----------------------------------------
                                Thomas J. Perkins


                                /s/ Tracy Allen-Eck
                                -----------------------------------------
                                Tracy Allen-Eck